    As filed with the Securities and Exchange Commission on December 7, 2000

                                               1933 Act Registration No. 333-___


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ] Pre-Effective Amendment No.___ [ ] Post-Effective Amendment No.______


                     PAINEWEBBER PACE SELECT ADVISORS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                     1285 Avenue of the Americas, 18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

      JON S. RAND, ESQ.                         ARTHUR J. BROWN, ESQ.
  Willkie Farr & Gallagher                   Kirkpatrick & Lockhart LLP
     787 Seventh Avenue              1800 Massachusetts Avenue, N.W., 2nd Floor
New York, New York 10019-6099                   Washington D.C. 20036
 Telephone: (212) 821-8256                   Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PACE Large Company Value Equity Investments.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

                      PAINEWEBBER TAX-MANAGED EQUITY FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                             December [  ], 2000

Dear Shareholder,

    The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Tax-Managed Equity Fund.

    We are seeking shareholder approval to merge Tax-Managed Equity Fund into PACE Large Company Value Equity Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Tax-Managed Equity Fund shares, and Tax-Managed Equity Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be lower than the current expenses of the corresponding class of Tax-Managed Equity Fund.

    Mitchell Hutchins is the investment manager for both Funds and has retained Institutional Capital Corporation, Westwood Management Corporation and State Street Global Advisors, three unaffiliated firms, to manage the PACE Fund's assets. Mitchell Hutchins has retained two of the same sub-advisers-- Institutional Capital Corporation and Westwood Management Corporation--to manage Tax-Managed Equity Fund's assets. Although the two Funds both invest primarily in stocks of companies with large market capitalizations, they have different investment objectives. Tax-Managed Equity Fund seeks to maximize after-tax total return. PACE Large Company Value Fund seeks capital appreciation and dividend income, but does not actively seek to maximize after-tax return to its shareholders. PACE Large Company Value Fund pursues its objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Tax-Managed Equity Fund invests primarily in stocks of large capitalization companies that are believed to have reasonable valuations and favorable earnings forecasts, but is not required to invest in companies with any minimum market capitalizations.

    The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

    YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

    THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          Brian M. Storms
                                          PRESIDENT

              PAINEWEBBER TAX-MANAGED EQUITY FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

    On October 6, 2000, the Board of Trustees of PaineWebber Managed Investments Trust ("Managed Investments Trust"), on behalf of its series, PaineWebber Tax-Managed Equity Fund ("Tax-Managed Equity Fund"), unanimously approved the merger of Tax-Managed Equity Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Tax-Managed Equity Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

    A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the new fund.

WHY IS THIS MERGER BEING PROPOSED?

    Tax-Managed Equity Fund started operations in December 1998, but its assets
never were very great and have been generally declining over the past [   ]
months. As of November 30, 2000, the Fund's net assets were approximately $[ ] million. As a result of this relatively low and declining asset level, the Fund has been difficult to manage efficiently and its expenses have remained relatively high. Although PACE Large Company Value Fund and Tax-Managed Equity Fund both invest primarily in stocks of companies with large market capitalizations, they have different investment objectives. Tax-Managed Equity Fund seeks to maximize after-tax total return. PACE Large Company Value Fund seeks capital appreciation and dividend income, but does not actively seek to maximize after-tax return to its shareholders. PACE Large Company Value Fund pursues its objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Tax-Managed Equity Fund invests primarily in common stocks that are believed to have reasonable valuations and favorable earnings forecasts, but is not required to invest in companies with any minimum market capitalizations. (See "Comparison of the Funds" on page [ ] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

    Mitchell Hutchins allocates PACE Large Company Value Fund's assets among three sub-advisers -- Institutional Capital Corporation, Westwood Management Corporation and State Street Global Advisors. Effective October 10, 2000, Mitchell Hutchins allocated Tax-Managed Equity Fund's assets between two of the same sub-advisers -- Institutional Capital Corporation and Westwood Management Corporation. Each sub-adviser uses the same basic investment strategy for each Fund's assets that it manages, except that for Tax-Managed Equity Fund the sub-advisers also seek to minimize the taxes the Fund's shareholder incur.

    Even though PACE Large Company Value Fund has a different investment objective, Mitchell Hutchins and Managed Investments Trust's Board believe that Tax-Managed Equity Fund's shareholders will benefit from the merger because the combined Fund would allow them to continue to invest in the same types of large capitalization companies that have been part of Tax-Managed Equity Fund's portfolio since its inception. In addition, Tax-Managed Equity Fund and PACE Large Company Value Fund both follow a value-oriented approach in the selection of their investments. Thus, while there are no PaineWebber funds with a tax-managed orientation similar to that of Tax-Managed Equity Fund, PACE Large Company Value Fund is similar in terms of the types of stocks it invests in and its overall investment style. The combined Fund would also have a much larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

    If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Large Company Value Fund having a total value equal to the total value of your Tax-Managed Equity Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE Large Company Value Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Tax-Managed Equity Fund.

IF I CURRENTLY ELECT TO RECEIVE MY TAX-MANAGED EQUITY FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE LARGE COMPANY VALUE FUND SHARES AFTER THE MERGER?

    Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

    The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Large Company Value Fund shares, and that your basis for the PACE Large Company Value Fund shares you receive in the merger will be the same as the basis for your Tax-Managed Equity Fund shares.

    Immediately prior to the merger, Tax-Managed Equity Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Tax-Managed Equity Fund shareholders. You should note, however, that both Funds expect to distribute their ordinary income for the calendar year and net gain, if any, for the one year period ended October 31, 2000. This distribution will be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Tax-Managed Equity Fund, if the merger takes place, you may receive two distributions of ordinary income and net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

    The management fee paid by PACE Large Company Value Fund to Mitchell Hutchins is greater than the management fee paid by Tax-Managed Equity Fund. However, the post-merger combined Fund is expected to have overall operating expenses that are lower than the current operating expenses of Tax-Managed Equity Fund due to economies of scale. The overall operating expenses of PACE Large Company Value Fund are also subject to a written management fee waiver agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Even absent that agreement, however, it is expected that the overall operating expenses of the combined Fund would be lower than the current operating expenses of Tax-Managed Equity Fund. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page [ ] of the Combined Proxy Statement/ Prospectus.)

HOW HAVE PACE LARGE COMPANY VALUE FUND AND TAX-MANAGED EQUITY FUND PERFORMED?

    The following tables show the average annual total returns over several time periods for each class of shares of Tax-Managed Equity Fund and the Class P shares of PACE Large Company Value Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for both these Funds because the current sub-advisers did not manage their assets during the periods shown. The table for Tax-Managed Equity Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Large Company Value Fund does not reflect the maximum PaineWebber PACE-SM- Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). The Class Y shares of Tax-Managed Equity Fund and the Class P shares of PACE Large Company Value Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

PACE LARGE COMPANY VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                      CLASS P   RUSSELL 1000
(INCEPTION DATE)                          (8/24/95)  VALUE INDEX
----------------                          ---------  ------------
One Year................................    (4.14)%       7.35%
Since Inception.........................    16.94%       20.64%

TAX-MANAGED EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                       CLASS A     CLASS B     CLASS C     CLASS Y    S&P 500
(INCEPTION DATE)           (12/14/98)  (12/14/98)  (12/14/98)  (12/14/98)   INDEX
----------------           ----------  ----------  ----------  ----------  -------
One Year.................     5.54%        4.62%       8.62%      10.16%    21.03%
Since Inception..........     9.48%        8.81%      13.55%      14.09%    25.76%

WHEN WILL THE PROPOSED MERGER OCCUR?

    The Funds expect to merge in February 2001, assuming Tax-Managed Equity Fund shareholder approval at the special meeting scheduled to be held on February 1, 2001.

CAN I SELL OR EXCHANGE MY TAX-MANAGED EQUITY FUND SHARES BEFORE THE MERGER?

    If you do not wish to receive shares of PACE Large Company Value Fund, you are free to sell or exchange your Tax-Managed Equity Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Tax-Managed Equity Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

    Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                      PAINEWEBBER TAX-MANAGED EQUITY FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 1, 2001

                              -------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Tax-Managed Equity Fund ("Tax-Managed Equity Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), will be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at [ ], Eastern time, for the following purpose:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Tax-Managed Equity Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Tax-Managed Equity Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Tax-Managed Equity Fund, and PACE Trust will issue to each Tax-Managed Equity Fund shareholder the number of full and fractional shares of the applicable class of PACE Large Company Value Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Tax-Managed Equity Fund.

    Shareholders of record as of the close of business on December 1, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

    Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Managed Investments Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Managed Investments Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

December [  ], 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

     To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

     You may also call 1-800-597-7836 and vote by telephone.

     If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                            VALID SIGNATURE
                        ------------                            ---------------
    Corporate Accounts
     (1)  ABC Corp................................  ABC Corp.
                                                    John Doe, Treasurer
     (2)  ABC Corp................................  John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer.......  John Doe
     (4)  ABC Corp. Profit Sharing Plan...........  John Doe, Trustee
    Partnership Accounts
     (1)  The XYZ Partnership.....................  Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership....  Jane B. Smith, General Partner
    Trust Accounts
     (1)  ABC Trust Account.......................  Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78.....  Jane B. Doe
    Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
          John B. Smith, Jr.,
          UGMA/UTMA...............................  John B. Smith
     (2)  Estate of John B. Smith.................  John B. Smith, Jr., Executor

                    [This page is intentionally left blank.]

                      PAINEWEBBER TAX-MANAGED EQUITY FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
              (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                              -------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER [  ], 2000

                              -------------------

    This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Tax-Managed Equity Fund ("Tax-Managed Equity Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), a Massachusetts business trust, to be held on February 1, 2001, at 1285 Avenue of
the Americas, 14th Floor, New York, New York, 10019-6028, at [   ], Eastern time
(such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Tax-Managed Equity Fund will be asked to consider and approve the following proposal:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Tax-Managed Equity Fund into PACE Large Company Value Equity Investments ("PACE Large Company Value Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Tax-Managed Equity Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Tax-Managed Equity Fund, and PACE Trust will issue to each Tax-Managed Equity Fund shareholder the number of full and fractional shares of the applicable class of PACE Large Company Value Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Tax-Managed Equity Fund.

    A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF MANAGED INVESTMENTS TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF TAX-MANAGED EQUITY FUND AND ITS SHAREHOLDERS. (Tax-Managed Equity Fund and PACE Large Company Value Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

    Pursuant to the Plan, Tax-Managed Equity Fund will transfer all its assets to PACE Large Company Value Fund, which will assume all the stated liabilities of Tax-Managed Equity Fund, and PACE Trust will issue to each Tax-Managed Equity Fund shareholder the number of full and fractional shares of beneficial interest of the applicable class of PACE Large Company Value Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Tax-Managed Equity Fund (the "Reorganization"). The value of each Tax-Managed Equity Fund shareholder's account with PACE Large Company Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Tax-Managed Equity Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Tax-Managed Equity Fund will become shareholders of the corresponding class of shares of PACE Large Company Value Fund. No sales charges will be assessed on the shares of PACE Large Company Value Fund issued in connection with the Reorganization.

    PACE Large Company Value Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Large Company Value Fund's investment objective is capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. The Fund seeks income primarily from dividend paying stocks. Mitchell Hutchins allocates the Fund's assets among three sub-advisers.

    This Proxy Statement/Prospectus sets forth the information that a Tax-Managed Equity Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

    A Statement of Additional Information ("SAI") dated December [ ], 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE Large Company Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Tax-Managed Equity Fund is included in its current Prospectus and SAI, each dated
December 6, 1999, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Tax-Managed Equity Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, are available without charge by writing either Tax-Managed Equity Fund or PACE Large Company Value Fund at the address shown above, or by calling (800) 647-1568. The SEC maintains an internet web site at http:// www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

    AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                       PAGE
-------------                                       ----
INTRODUCTION......................................    1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT
  AND PLAN OF REORGANIZATION AND TERMINATION......    2
SYNOPSIS..........................................    2
  The Proposed Reorganization.....................    2
  Comparative Fee Table...........................    3
  Summary Comparison of the Funds.................    4
COMPARISON OF PRINCIPAL RISK FACTORS..............    5
  Primary Differences in the Investment Risks of
    the Funds.....................................    6
COMPARISON OF THE FUNDS...........................    6
  Investment Objectives...........................    6
  Investment Policies.............................    6
  Operations of PACE Large Company Value Fund
    Following the Reorganization..................    8
  Performance.....................................    9
  Sales Charges...................................   10
  Dividends and Other Distributions...............   10
  Taxes...........................................   11
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
  SHARES OF PACE LARGE COMPANY VALUE FUND.........   11
  Flexible Pricing................................   11
  Buying Shares...................................   15
  Selling Shares..................................   16
  Exchanging Shares...............................   16
  Pricing and Valuation...........................   17
MANAGEMENT........................................   18
  Investment Manager and Investment Adviser.......   18
  Sub-Advisers....................................   18
  Advisory Fees and Fund Expenses.................   19
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...   19
  Reasons for the Reorganization..................   19
  Terms of the Reorganization.....................   21
  Description of Securities to be Issued..........   23
  Temporary Waiver of Investment Restrictions.....   23
  Federal Income Tax Considerations...............   23
  Required Vote...................................   24
ORGANIZATION OF THE FUNDS.........................   24
FINANCIAL HIGHLIGHTS..............................   24
CAPITALIZATION....................................   26
LEGAL MATTERS.....................................   26
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION......................................   27
EXPERTS...........................................   27
OTHER INFORMATION.................................   27
APPENDIX A: Form of Agreement and Plan of
  Reorganization and Termination..................  A-1
APPENDIX B: Security Ownership of Certain
  Beneficial Owners...............................  B-1
APPENDIX C: Management's Discussion of PACE Large
  Company Value Fund's Performance................  C-1

                                  INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Tax-Managed Equity Fund, a series of Managed Investments Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Tax-Managed Equity Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Tax-Managed Equity Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Managed Investments Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Managed Investments Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December [ ], 2000. Shareholders of record as of the close of business on December 1, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Tax-Managed Equity Fund had [ ] shares issued and outstanding, consisting of [ ] Class A shares, [ ] Class B shares, [ ] Class C shares, and [ ] Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. [Except as set forth in Appendix B,] as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

    Managed Investments Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Managed Investments Trust expects to solicit proxies by mail, telephone and via the internet. Managed Investments Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $3,000 for proxy solicitation services. Managed Investments Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND
                                  TERMINATION

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Managed Investments Trust's Board believes that the proposed Reorganization will benefit Tax-Managed Equity Fund's shareholders.

THE PROPOSED REORGANIZATION

    The Boards of PACE Trust and Managed Investments Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Large Company Value Fund of all of Tax-Managed Equity Fund's assets in exchange for PACE Large Company Value Fund shares and the assumption by PACE Large Company Value Fund of all of Tax-Managed Equity Fund's stated liabilities. Tax-Managed Equity Fund will then distribute the PACE Large Company Value Fund shares to Tax-Managed Equity Fund's shareholders, by class, so that each Tax-Managed Equity Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Large Company Value Fund equal in aggregate value to the aggregate value of the shares of Tax-Managed Equity Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 23, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Tax-Managed Equity Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

    Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Tax-Managed Equity Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Tax-Managed Equity Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

    For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Managed Investments Trust has determined that the Reorganization is in the best interests of Tax-Managed Equity Fund and that the interests of existing Tax-Managed Equity Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MANAGED INVESTMENTS TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE TRANSACTION.

COMPARATIVE FEE TABLE

    The table below describes the fees and expenses that you would pay if you buy and hold Tax-Managed Equity Fund shares or PACE Large Company Value Fund shares before the Reorganization and PACE Large Company Value Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Large Company Value Fund and for the fiscal year ended August 31, 2000 for Tax-Managed Equity Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization as well as the proposed reorganization of PaineWebber Growth and Income Fund with PACE Large Company Value Fund, which is expected to occur at approximately the same time as the Reorganization.

                                      TAX-MANAGED EQUITY FUND                      PACE LARGE COMPANY VALUE FUND
                           ----------------------------------------------  ----------------------------------------------
                            CLASS A     CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                            -------     -------     -------     -------     -------     -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................       4.5%       None        None        None         4.5%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....      None           5%          1%       None        None           5%          1%       None
Exchange Fee.............      None        None        None        None        None        None        None        None
ANNUAL FUND OPERATING EXPENSES (FEES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees**........      0.75%       0.75%       0.75%       0.75%       0.80%       0.80%       0.80%       0.80%
Distribution and/or
  Service (12b-1) Fees...      0.25%       1.00%       1.00%       None        0.25%       1.00%       1.00%       None
Other Expenses***........      0.56%       0.58%       0.57%       0.56%       0.17%       0.19%       0.18%       0.16%
                           --------    --------    --------    --------    --------    --------    --------    --------
Total Annual Fund
  Operating Expenses.....      1.56%       2.33%       2.32%       1.31%       1.22%       1.99%       1.98%       0.96%
                           ========    ========    ========    ========    ========    ========    ========    ========
Management Fee
  Waiver/Expense
  Reimbursements+........       N/A         N/A         N/A         N/A       (0.07)%     (0.07)%     (0.07)%     (0.07)%
                           --------    --------    --------    --------    --------    --------    --------    --------
Net Expenses+............      1.56%       2.33%       2.32%       1.31%       1.15%       1.92%       1.91%       0.89%
                           ========    ========    ========    ========    ========    ========    ========    ========

                                    COMBINED PACE LARGE COMPANY
                                             VALUE FUND
                                             PRO FORMA*
                           ----------------------------------------------
                            CLASS A     CLASS B     CLASS C     CLASS Y
                            -------     -------     -------     -------
SHAREHOLDER TRANSACTION E
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................       4.5%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....      None           5%          1%       None
Exchange Fee.............      None        None        None        None
ANNUAL FUND OPERATING EXP
Management Fees**........      0.80%       0.80%       0.80%       0.80%
Distribution and/or
  Service (12b-1) Fees...      0.25%       1.00%       1.00%       None
Other Expenses***........      0.15%       0.17%       0.16%       0.12%
                           --------    --------    --------    --------
Total Annual Fund
  Operating Expenses.....      1.20%       1.97%       1.96%       0.92%
                           ========    ========    ========    ========
Management Fee
  Waiver/Expense
  Reimbursements+........     (0.07)%     (0.07)%     (0.07)%     (0.07)%
                           --------    --------    --------    --------
Net Expenses+............      1.13%       1.90%       1.89%       0.85%
                           ========    ========    ========    ========

---------------------------

  * The PRO FORMA expense information assumes that shareholders of Tax-Managed Equity Fund and PaineWebber Growth and Income Fund approve the proposed reorganizations. If shareholders of Tax-Managed Equity Fund approve the Reorganization and shareholders of PaineWebber Growth and Income Fund do not approve its reorganization, the PRO FORMA "Net Expenses" for each class of shares of the combined Fund would be the same as shown above for PACE Large Company Value Fund due to the relatively small size of Tax-Managed Equity Fund and the fee waiver agreement in effect for PACE Large Company Value Fund.

 ** For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

*** "Other Expenses" for PACE Large Company Value Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class. "Other Expenses" for each class of the combined Fund are based on the combined assets of Tax-Managed Equity Fund and PaineWebber Growth and Income Fund.

  + PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Large Company Value Fund under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the Fund's sub-advisers as a result of the lower sub-advisory fee paid to State Street Global Advisors. The effect of this management fee waiver is reflected in the above table.

    The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

    The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Large Company Value Fund's and the combined Fund's expenses are lower due to the agreement with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
TAX-MANAGED EQUITY FUND
Class A.......................   $602   $  920   $1,262    $2,223
Class B (assuming sale of all
  shares at end of period)....    736    1,027    1,445     2,297
Class B (assuming no sale of
  shares).....................    236      727    1,245     2,297
Class C (assuming sale of all
  shares at end of period)....    335      724    1,240     2,656
Class C (assuming no sale of
  shares).....................    235      724    1,240     2,656
Class Y.......................    133      415      718     1,579
PACE LARGE COMPANY VALUE FUND
Class A.......................   $562   $  806   $1,077    $1,849
Class B (assuming sale of all
  shares at end of period)....    695      911    1,259     1,923
Class B (assuming no sale of
  shares).....................    195      611    1,059     1,923
Class C (assuming sale of all
  shares at end of period)....    294      607    1,054     2,295
Class C (assuming no sale of
  shares).....................    194      607    1,054     2,295
Class Y.......................     91      292      517     1,165
PRO FORMA PACE LARGE COMPANY
  VALUE FUND
Class A.......................   $560   $  800   $1,067    $1,827
Class B (assuming sale of all
  shares at end of period)....    693      904    1,249     1,902
Class B (assuming no sale of
  shares).....................    193      604    1,049     1,902
Class C (assuming sale of all
  shares at end of period)....    292      601    1,044     2,274
Class C (assuming no sale of
  shares).....................    192      601    1,044     2,274
Class Y.......................     87      279      495     1,118

SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

    Tax-Managed Equity Fund and PACE Large Company Value Fund both invest primarily in stocks of companies with large market capitalizations and have similar overall risk characteristics. Both Funds also follow a value-oriented approach in the selection of their investments. However, the two Funds have different investment objectives. Tax-Managed Equity Fund seeks to maximize after-tax total return. PACE Large Company Value Fund seeks capital appreciation and dividend income, but does not actively seek to maximize after-tax total return to its shareholders. PACE Large Company Value Fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. PACE Large Company Value Fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations. Tax-Managed Equity Fund invests primarily in stocks of large capitalization companies that are believed to have reasonable valuations and favorable earnings forecasts, but is not required to invest in companies with any minimum market capitalizations. Tax-Managed Equity Fund also may invest in convertible bonds, including, to a limited extent, those that are not investment grade. Tax-Managed Equity Fund's sub-advisers seek to minimize the taxes the Fund's shareholder incur, primarily by minimizing the Fund's realized capital gains and by realizing capital losses that can offset present or future capital gains. Mitchell

Hutchins allocates PACE Large Company Value Fund's assets among three sub-advisers -- Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA"). Tax-Managed Equity Fund's assets are allocated between two of the same sub-advisers -- ICAP and Westwood.

INVESTMENT ADVISORY SERVICES

    Mitchell Hutchins has served as investment manager and administrator for PACE Large Company Value Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of those sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's three current sub-advisers -- ICAP, Westwood and SSgA -- have managed the Fund's investment portfolio since July 1, 2000 (ICAP and Westwood) and October 10, 2000 (SSgA). Prior to July 1, 2000, a different sub-adviser managed all the Fund's assets.

    Mitchell Hutchins has served as the investment manager or investment adviser and as administrator for Tax-Managed Equity Fund since its inception on December 14, 1998 and directly managed the investment portfolio of Tax-Managed Equity Fund until October 10, 2000. On that date, the Fund's two current sub-advisers -- ICAP and Westwood -- assumed responsibility for managing the assets of the Fund as allocated to them by Mitchell Hutchins.

PURCHASE AND REDEMPTION PROCEDURES

    Funds in the PaineWebber Flexible Pricing-SM- System generally offer
Class A, Class B, Class C and Class Y shares. PACE Large Company Value Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Large Company Value Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Tax-Managed Equity Fund. You may exchange Class A, Class B or Class C shares of PACE Large Company Value Fund for shares of the same class of most other PACE funds. Exchanges between PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Funds are subject to substantially similar risk factors associated with their investments in equities. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

    EQUITY RISK -- The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund could lose a substantial part, or even all, of the value of its investment in a company's stock.

    DERIVATIVES RISK -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCES IN THE INVESTMENT RISKS OF THE FUNDS

    RISK OF TAX MANAGEMENT STRATEGIES -- By following tax-management strategies, Tax-Managed Equity Fund may miss opportunities to purchase or sell securities at advantageous times. Notwithstanding Tax-Managed Equity Fund's use of tax management strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing shares of Tax-Managed Equity Fund when the Fund has accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. State or federal tax laws or regulations may be amended at any time, including adverse changes to applicable tax rates or long-term capital gain holding periods. Over time, securities with unrealized gains may comprise a substantial portion of Tax-Managed Equity Fund's assets. While the Fund may use a number of strategies to avoid having to recognize large capital gains, these strategies may not be successful.

    FOREIGN INVESTING RISK -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Tax-Managed Equity Fund may invest a larger portion of its total assets (25%) in these securities than PACE Large Company Value Fund (10%) and is more exposed to foreign investing risk to the extent it does so.

    INDEX STRATEGY RISK -- SSgA seeks to outperform (before deducting fees and expenses) the return of the Russell 1000 Value Index for the portion of PACE Large Company Value Fund's assets that it manages. SSgA's proprietary strategies may not result in the portion of PACE Large Company Value Fund's assets it manages outperforming the total return of the designated index, and these assets may underperform relative to the index. PACE Large Company Value Fund's performance also may deviate from that of the index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by the Fund.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

    The Funds have different investment objectives. Tax-Managed Equity Fund's investment objective is to maximize after-tax total return. PACE Large Company Value Fund's investment objective is capital appreciation and dividend income. PACE LARGE COMPANY VALUE FUND DOES NOT ACTIVELY SEEK TO MAXIMIZE ITS AFTER-TAX RETURN TO ITS SHAREHOLDERS.

INVESTMENT POLICIES

    PACE Large Company Value Fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. PACE Large Company Value Fund seeks income primarily from dividend paying stocks. The Fund also may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are below investment grade.

    Tax-Managed Equity Fund invests primarily in common stocks that are believed to have reasonable valuations and favorable earnings forecasts. Although Tax-Managed Equity Fund is not required to invest in companies with any minimum market capitalizations, the Fund invests primarily in stocks of companies with large market capitalizations. Tax Managed Equity Fund's sub-advisers seek to minimize the taxes the Fund's shareholders incur, primarily by minimizing the Fund's realized capital gains and by realizing capital losses that can offset present or future capital gains. The Fund's investments also may include convertible bonds, including to a limited extent those that are not investment grade.

    Mitchell Hutchins allocates PACE Large Company Value Fund's assets among three sub-advisers -- ICAP, Westwood and SSgA. Tax-Managed Equity Fund's assets are allocated to two of the same sub-advisers -- ICAP and Westwood. Mitchell Hutchins has initially allocated approximately 50% of PACE

Large Company Value Fund's assets to SSgA and approximately 25% each to ICAP and Westwood. Mitchell Hutchins can change this allocation at any time. The relative values of each sub-adviser's shares of a Fund's assets also may change over time.

    In managing its share of each Fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (E.G., global economic recovery) or company specific (E.G., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

    In managing its share of each Fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors each stock purchased and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

    In managing its share of PACE Large Company Value Fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before deducting fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at schemes that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the Fund's portfolio by selecting the highest ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect a Fund's performance relative to the index.

    SECURITIES OF FOREIGN ISSUERS. Both Funds may invest in U.S. dollar denominated securities of foreign companies that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. PACE Large Company Value Fund must limit these investments to 10% of its total assets, while Tax-Managed Equity Fund may invest up to 25% of its total assets in these securities.

    DEBT SECURITIES. Each Fund may invest in U.S. government bonds and investment grade corporate bonds. Each Fund may invest up to 10% of its total assets in convertible bonds that are not investment grade.

    DERIVATIVES. The Funds have very similar policies with respect to the use of options, futures, and other derivatives. Each Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

    TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Large Company Value Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Large Company Value Fund may take a defensive position that is different from its normal investment strategy.

    Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

    OTHER INVESTMENT POLICIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements, but not in excess of 10% and 33 1/3% of their respective total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

    PORTFOLIO TURNOVER. PACE Large Company Value Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of the Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. PACE Large Company Value Fund does not restrict the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders.

    Tax-Managed Equity Fund does not seek to use portfolio turnover to maximize total after-tax return to its shareholders. The Fund may have higher portfolio turnover if a sub-adviser believes that market conditions warrant or if a sub-adviser believes that opportunities exist to sell securities and realize capital losses that can be used to offset capital gains. Tax-Managed Equity Fund does not restrict the frequency of trading to limit expenses.

    The portfolio turnover rates for Tax-Managed Equity Fund for the fiscal year ended August 31, 2000 and for the period from December 14, 1998 through August 31, 1999 were 77% and 47%, respectively, while the portfolio turnover rates for PACE Large Company Value Fund's last two fiscal years ended July 31, 2000 and 1999, were 195% and 40%, respectively.

    Tax-Managed Equity Fund changed its investment management arrangements on October 10, 2000 when ICAP and Westwood assumed responsibility for managing its investment portfolio. These sub-advisers have realigned their respective portions of the Fund's portfolio to reflect their proprietary investment strategies. As a result, during the period immediately following October 10, 2000, the Fund experienced higher portfolio turnover than normal, which may result in higher overall portfolio turnover for the current fiscal year. ICAP and Westwood assumed responsibility for managing a portion of the investment portfolio of PACE Large Company Value Fund on July 1, 2000, and SSgA assumed its portfolio management responsibilities for that Fund on October 10, 2000. The realignment of PACE Large Company Value Fund's portfolio to reflect the proprietary investment strategies of the new sub-advisers increased the Fund's portfolio turnover for its fiscal year ended July 31, 2000 and may result in a higher overall portfolio turnover for the current fiscal year than in the fiscal years prior to July 31, 2000.

OPERATIONS OF PACE LARGE COMPANY VALUE FUND FOLLOWING THE REORGANIZATION

    It is not expected that PACE Large Company Value Fund will revise any of its policies following the Reorganization to reflect those of Tax-Managed Equity Fund. ICAP and Westwood have reviewed Tax-Managed Equity Fund's current portfolio and determined that Tax-Managed Equity Fund's holdings generally are compatible with PACE Large Company Value Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Tax-Managed Equity Fund's assets could be transferred to and held by PACE Large Company Value Fund.

    It is expected that some of Tax-Managed Equity Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if Tax-Managed Equity Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Large

Company Value Fund's holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the
holdings of PACE Large Company Value Fund. As of [          ], 2000, Tax-
Managed Equity Fund's investments in such securities represented approximately
[ ]% of its total portfolio. The portion of Tax-Managed Equity Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-advisers' continuing assessment of the compatibility of Tax-Managed Equity Fund's holdings with PACE Large Company Value Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for Tax-Managed Equity Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

    The following bar chart and table provide information about the performance of PACE Large Company Value Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

    The bar chart shows how PACE Large Company Value Fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE-SM- Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Large Company Value Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

    The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table also does not reflect the maximum annual PACE-SM- Select Advisors Program fee applicable only to Class P shares.

    The second table that follows the bar chart shows the average annual total returns over several time periods for Tax-Managed Equity Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Large Company Value Fund.

    The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the Standard & Poor's 500 Composite Stock Price Index for Tax-Managed Equity Fund and the Russell 1000 Value Index for PACE Large Company Value Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

    Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true because, during the periods shown, a different sub-adviser managed the assets of PACE Large Company Value Fund and Mitchell Hutchins managed the assets of Tax-Managed Equity Fund directly.

PACE LARGE COMPANY VALUE FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1996                 25.11%
1997                 24.75%
1998                 18.36%
1999                 -4.14%

Total return January 1 to September 30, 2000 -- (1.38)%

Best quarter during years shown: 4th quarter, 1998 -- 16.26%
Worst quarter during years shown: 3rd quarter, 1999 -- (14.40)%

PACE LARGE COMPANY VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                                 CLASS P   RUSSELL 1000
(INCEPTION DATE)                     (8/24/95)  VALUE INDEX   S&P 500 INDEX
----------------                     ---------  ------------  -------------
One Year ..........................    (4.14)%       7.35%         21.03%
Since Inception....................    16.94%       20.64%         27.03%

TAX-MANAGED EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                       CLASS A     CLASS B     CLASS C     CLASS Y     S&P 500   RUSSELL 1000
(INCEPTION DATE)           (12/14/98)  (12/14/98)  (12/14/98)  (12/14/98)    INDEX    VALUE INDEX
----------------           ----------  ----------  ----------  ----------   -------   ------------
One Year.................      5.54%       4.62%       8.62%      10.16%     21.03%        7.35%
Since Inception..........      9.48%       8.81%      13.55%      14.09%     25.76%       20.64%

SALES CHARGES

    No sales charges apply when Tax-Managed Equity Fund shareholders receive shares of PACE Large Company Value Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Funds normally declare and pay dividends and distribute substantially all of their gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and

Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Large Company Value Fund, Class P shares) would have the highest dividends.

    As a shareholder of PACE Large Company Value Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Tax-Managed Equity Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

    On or before the Closing Date, Tax-Managed Equity Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

    The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

    When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

    Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you how you should treat its dividends for tax purposes.

           FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF
                         PACE LARGE COMPANY VALUE FUND

FLEXIBLE PRICING

    PACE Large Company Value Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Large Company Value Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially similar to the corresponding classes of shares and related procedures of Tax-Managed Equity Fund. Prior to November 27, 2000, PACE Large Company Value Fund offered only Class P shares, which are available only to participants in the PaineWebber PACE-SM- Select Advisors Program.

    No sales charges apply when Tax-Managed Equity Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Large Company Value Fund as part of the Reorganization. PACE Large Company Value Fund is offering its four new classes of shares to the general public prior to the Reorganization.
Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

    PACE Large Company Value Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially similar to the terms of the corresponding plans now in place for Tax-Managed Equity Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

    Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

    The Class A sales charges for both Funds are described in the following table.

CLASS A SALES CHARGES

                                                                          REALLOWANCE TO SELECTED
                                      SALES CHARGE AS A PERCENTAGE OF:     DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED    OF OFFERING PRICE*
--------------------                 --------------  -------------------  -----------------------
Less than $50,000..................         4.50%              4.71%                   4.25%
$50,000 to $99,999.................         4.00               4.17                    3.75
$100,000 to $249,999...............         3.50               3.63                    3.25
$250,000 to $499,999...............         2.50               2.56                    2.25
$500,000 to $999,999...............         1.75               1.78                    1.50
$1,000,000 and over (1) ...........         None               None                    1.00(2)

-------------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.

(2)  Mitchell Hutchins pays 1% to the dealer.

  * For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

    SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

    You may also qualify for a lower sales charge if you combine your purchases with those of:

    -  your spouse, parents or children under age 21;

    -  your Individual Retirement Accounts (IRAs);

    -  certain employee benefit plans, including 401(k) plans;

    -  a company that you control;

    -  a trust that you created;

    - Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    -  accounts with the same adviser.

    You may qualify for a complete waiver of the sales charge if you:

    - Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    - Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

        -- you were the Financial Advisor's client at the competing brokerage firm;

        -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

        -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    - Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    - Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    - Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    - Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.

CLASS B SHARES

    Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

    Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

    If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                     PERCENTAGE BY WHICH
IF YOU SELL                                         THE SHARES' NET ASSET
SHARES WITHIN:                                       VALUE IS MULTIPLIED:
--------------                                      ---------------------
1st year since purchase...........................                  5%
2nd year since purchase...........................                  4
3rd year since purchase...........................                  3
4th year since purchase...........................                  2
5th year since purchase...........................                  2
6th year since purchase...........................                  1
7th year since purchase...........................               None

    We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Large Company Value Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Tax-Managed Equity Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Tax-Managed Equity Fund.

    To minimize your deferred sales charge, we will assume that you are selling:

    -  First, Class B shares representing reinvested dividends, and

    -  Second, Class B shares that you have owned the longest.

    SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    -  You participate in the Systematic Withdrawal Plan;

    - You are older than 59-1/2 and are selling shares to take a distribution from certain types of retirement plans;

    -  You receive a tax-free return of an excess IRA contribution;

    - You receive a tax-qualified retirement plan distribution following retirement;

    - The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    - The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

    Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

    Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

    Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Large Company Value Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Tax-Managed Equity Fund and any other PaineWebber fund whose shares you exchanged for shares of Tax-Managed Equity Fund.

    You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

    If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call (800) 647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

    Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    -  Buy shares through PaineWebber's PACE-SM- Multi Advisor Program;

    -  Buy $10 million or more of PaineWebber fund shares at any one time;

    - Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    - Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    - Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

    The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

    Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than the ongoing expenses of Class A, Class B or Class C shares.

BUYING SHARES

    If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    You do not have to complete an application when you make additional investments in the Fund.

    The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account................................  $1,000
To add to an account..............................  $100

    The Fund may waive or reduce these amounts for:

    -  Employees of PaineWebber or its affiliates; or

    - Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

FREQUENT TRADING. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

    You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

    If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

    If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

    If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

    -  Your name and address;

    -  The Fund's name;

    -  The Fund account number;

    -  The dollar amount or number of shares you want to sell; and

    - A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

    It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

    You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

    You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

    You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

    You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    -  Your name and address;

    - The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    -  Your account number;

    - How much you are exchanging (by dollar amount or by number of shares to be sold); and

    - A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

    The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

    Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

    You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

    The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less. Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

                                   MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

    Mitchell Hutchins is the manager and administrator of both PACE Large Company Value Fund and Tax-Managed Equity Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

    As investment manager for PACE Large Company Value Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers.

    As investment manager for Tax-Managed Equity Fund, Mitchell Hutchins recommends sub-advisers to the Board of Managed Investments Trust and monitors and reviews the performance of those sub-advisers. Since October 10, 2000, Mitchell Hutchins and the sub-advisers have provided investment management services to the Fund under interim contracts approved by the Board of Managed Investments Trust. Prior to October 10, 2000, Mitchell Hutchins managed Tax-Managed Equity Fund's assets directly.

    Both PACE Trust and Managed Investments Trust have received exemptive orders from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

SUB-ADVISERS

    ICAP, Westwood and SSgA manage the assets of PACE Large Company Value Fund allocated to them by Mitchell Hutchins. Two of the same sub-advisers -- ICAP and Westwood -- manage the assets of Tax-Managed Equity Fund allocated to them by Mitchell Hutchins. ICAP, located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in advising its share of each Fund's assets. ICAP has held its responsibilities for PACE Large Company Value Fund since July 1, 2000 and for Tax-Managed Equity Fund since October 10, 2000.

    Westwood, located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management.
Susan M. Byrne, president of Westwood since 1983, is the lead portfolio manager. She and a team of five research analysts are primarily responsible for the day-to-day management of Westwood's share of each Fund's assets. Westwood has held its responsibilities for PACE Large Company Value Fund since July 1, 2000 and for Tax-Managed Equity Fund since October 10, 2000.

    SSgA, located at Two International Place, Boston, Massachusetts 02110, is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion in assets under management. SSgA uses a team approach in the day-to-day management of its share of PACE Large Company Value Fund's assets. SSgA has held its responsibilities for PACE Large Company Value Fund since October 10, 2000.

ADVISORY FEES AND FUND EXPENSES

    PACE Large Company Value Fund paid fees to Mitchell Hutchins for management and administration services for the Fund's most recent fiscal year at the combined annual contract rate of 0.80% of average daily net assets. This combined fee includes an annual contract rate of 0.60% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. Tax-Managed Equity Fund paid fees to Mitchell Hutchins for investment advisory and administration services for the Fund's most recent fiscal year at the lower effective rate of 0.72% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee.

    The management fee paid by PACE Large Company Value Fund to Mitchell Hutchins is greater than the management fee paid by Tax-Managed Equity Fund. However, Mitchell Hutchins anticipates that shareholders of each class of shares of Tax-Managed Equity Fund who will become shareholders of the corresponding class of shares of PACE Large Company Value Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Tax-Managed Equity Fund due to economies of scale. The overall operating expenses of PACE Large Company Value Fund are also subject to a written management fee waiver agreement between PACE Large Company Value Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Even absent that agreement, however, it is expected that the overall operating expenses of PACE Large Company Value Fund immediately following the Reorganization would be lower than the current expenses of Tax-Managed Equity Fund.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    Mitchell Hutchins and Managed Investment Trust's Board approved the reorganization of Tax-Managed Equity Fund into PACE Large Company Value Fund at a meeting held on October 6, 2000. As described more fully below, the Board and Mitchell Hutchins believe that Tax-Managed Equity Fund's shareholders will benefit from the merger with PACE Large Company Value Fund. The relatively low and declining asset level for Tax-Managed Equity Fund makes it difficult to manage efficiently and its expenses have remained high. Although PACE Large Company Value Fund has a different investment objective because it does not seek maximim after-tax return for its shareholders, it is similar to Tax-Managed Equity Fund in that it also invests primarily in stocks of U.S. companies with large market capitalizations and follows a value-oriented approach in investment selection. In addition, the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale.

    At the meeting of Managed Investment Trust's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Tax-Managed Equity Fund, would be served by continuing to operate the funds under their current arrangements. For Tax-Managed Equity Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

    Mitchell Hutchins noted that the assets of Tax-Managed Equity Fund, which started operations in December 1998, have never been very great and have been
generally declining over the past [   ] months. As of November 30, 2000, the
Fund's net assets were approximately $[ ] million. As a result of this relatively low and declining asset level, the Fund has been difficult to manage efficiently and its expenses have remained relatively high. Mitchell Hutchins noted that although Tax-Managed Equity Fund was not required to invest in companies with any minimum market capitalizations, it had since its inception invested primarily in stocks of companies with large market capitalizations. Mitchell Hutchins explained that although PACE Large Company Value Fund has a different investment objective (because it is not required to actively seek to maximize after-tax return to its shareholders), it also invested primarily in stocks of companies with large market capitalizations and offered a much larger asset base. In addition, both Funds follow a value-oriented approach in their selection of investments. Mitchell Hutchins noted that Tax-Managed Equity Fund was the only PaineWebber fund that was required to maximize afer-tax return for its shareholders, so that there were no potential merger partners that could preserve this feature. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

    Mitchell Hutchins stated its belief that the reorganization of Tax-Managed Equity Fund into PACE Large Company Value Fund would likely benefit Tax-Managed Equity Fund's shareholders because the combined Fund would allow them to continue to invest in the same types of large capitalization companies that have been part of Tax-Managed Equity Fund's portfolio since its inception and continue their investment in a fund that follows a value-oriented style. Mitchell Hutchins also believed that the larger asset base of the combined Fund would permit the shareholders of Tax-Managed Equity Fund greater opportunities to diversify investments and realize economies of scale. Mitchell Hutchins noted that the investment management and administration fee currently paid by PACE Large Company Value Fund is greater than that currently paid by Tax-Managed Equity Fund. However, Mitchell Hutchins informed the Board that it anticipated that current shareholders of each class of shares of Tax-Managed Equity Fund who will become shareholders of the combined Fund if the Reorganization is approved will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Tax-Managed Equity Fund due to economies of scale.

    Mitchell Hutchins also informed the Board of Managed Investments Trust that it had entered into a written management fee waiver agreement with PACE Large Company Value Fund to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the Fund's sub-advisers as a result of the lower sub-advisory fee paid to SSgA. In addition, Mitchell Hutchins informed the Board that it had entered into another written agreement with PACE Large Company Value Fund that becomes effective if the reorganization of PaineWebber Growth and Income Fund and PACE Large Company Value Fund takes place. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the Fund to the extent that its total annual operating expenses for each class of shares through December 1, 2002 would otherwise exceed the current overall operating expenses of the corresponding class of shares of PaineWebber Growth and Income Fund. It is not presently expected that Mitchell Hutchins would be required to waive its management fee or reimburse expenses under this agreement because the expenses of PACE Large Company Value Fund immediately after the reorganization are expected to be the same or slightly lower than the current operating expenses of PaineWebber Growth and Income Fund as a result of the management fee waiver agreement described above. Mitchell Hutchins noted, however, that even absent these agreements, it is expected that the overall operating expenses of PACE Large Company Value Fund immediately following the Reorganization would be lower than the current expenses of Tax-Managed Equity Fund. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

    Mitchell Hutchins then proposed immediate changes in the investment management arrangements for Tax-Managed Equity Fund. Mitchell Hutchins advised the Board of Managed Investments Trust of its belief that the proposed investment management changes represented its judgment of the best management structure for the Fund. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of Managed Investments Trust that two of the same sub-advisers that manage PACE Large Company Value Fund--ICAP and Westwood--be retained on an interim basis to manage the assets of Tax-Managed Equity Fund, with Mitchell Hutchins having responsibility for allocating the Fund's assets between the two sub-advisers. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of each proposed sub-adviser to provide appropriate investment management services for its allocated portion of Tax-Managed Equity Fund's assets and interviews with personnel of each proposed sub-adviser, Managed Investments Trust's Board determined to implement the new investment management arrangements effective October 10, 2000.

    To implement the new investment management arrangements for Tax-Managed Equity Fund, the Board of Managed Investments Trust, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim contract with Mitchell Hutchins and an interim sub-advisory contract between Mitchell Hutchins and each sub-adviser. Under the Interim Management and Administration Contract ("Interim Management Contract"), Mitchell Hutchins serves as investment manager for Tax-Managed Equity Fund and provides portfolio management oversight as opposed to direct management of the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract and interim sub-advisory contracts will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

    Finally, Mitchell Hutchins reviewed with the Board the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Tax-Managed Equity Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Large Company Value Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Managed Investments Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Tax-Managed Equity Fund would include the holding period for the shares of Tax-Managed Equity Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Tax-Managed Equity Fund.

    As part of its considerations, the Board of Managed Investments Trust examined a number of factors with respect to the Reorganization, including:
(1) the compatibility of the Funds' investment objectives, policies and restrictions, including the absence of any requirement that PACE Large Company Value Fund actively seek to maximize after-tax return to its shareholders;
(2) the relatively small size and generally declining assets of Tax-Managed Equity Fund; (3) the Funds' respective investment performances; (4) the likely impact of the Reorganization on the expense ratio of PACE Large Company Value Fund and that expense ratio relative to Tax-Managed Equity Fund's current expense ratio; (5) that Mitchell Hutchins would bear the costs of the Reorganization; (6) the compatibility of the Funds' portfolio holdings and the effect on Tax-Managed Equity Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (7) the tax consequences of the Reorganization; (8) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (9) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Tax-Managed Equity Fund and will not dilute their interests;
(10) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins, ICAP, Westwood and SSgA; and (11) the terms of the proposed Plan.

    On the basis of the information provided to it and its evaluation of that information, the Board of Managed Investments Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Tax-Managed Equity Fund and that the interests of existing Tax-Managed Equity Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MANAGED INVESTMENTS TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF TAX-MANAGED EQUITY FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

    The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to this Proxy Statement/Prospectus.

    The Plan contemplates (1) PACE Large Company Value Fund's acquiring on the Closing Date all the assets of Tax-Managed Equity Fund in exchange solely for PACE Large Company Value Fund shares and PACE Large Company Value Fund's assumption of all of Tax-Managed Equity Fund's stated liabilities and (2) the distribution of those shares to Tax-Managed Equity Fund shareholders. Tax-Managed Equity Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Large Company Value Fund will assume from Tax-Managed Equity Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Tax-Managed Equity Fund's most recent annual financial statements, or incurred by Tax-Managed Equity Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"); provided, however, that Tax-Managed Equity Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. PACE Large Company Value Fund will deliver its shares to Tax-Managed Equity Fund, which then will be distributed to Tax-Managed Equity Fund's shareholders.

    The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Large Company Value Fund and the NAV of a PACE Large Company Value Fund share will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Large Company Value Fund's then-current Prospectus and SAI. These procedures are very similar to those used by Tax-Managed Equity Fund and described in its Prospectus and SAI. Tax-Managed Equity Fund's net asset value will be the value of its Assets to be acquired by PACE Large Company Value Fund, less the amount of Tax-Managed Equity Fund's Liabilities, as of the Valuation Time.

    On, or as soon as practicable after, the Closing Date, Tax-Managed Equity Fund will distribute to its shareholders of record as of the Effective Time the PACE Large Company Value Fund shares it receives, by class, so that each Tax-Managed Equity Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Large Company Value Fund equal in aggregate NAV to the shareholder's shares in Tax-Managed Equity Fund. That distribution will be accomplished by opening accounts on the books of PACE Large Company Value Fund in the names of Tax-Managed Equity Fund's shareholders and crediting those accounts with PACE Large Company Value Fund shares equal in aggregate NAV to the shareholders' shares in Tax-Managed Equity Fund. Fractional shares of PACE Large Company Value Fund will be rounded to the third decimal place.

    Immediately after the Reorganization, each former shareholder of Tax-Managed Equity Fund will own shares of the class of PACE Large Company Value Fund equal in aggregate NAV to the aggregate NAV of that shareholder's shares of the corresponding class of Tax-Managed Equity Fund immediately prior to the Reorganization. The NAV per share of PACE Large Company Value Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Tax-Managed Equity Fund will be terminated after the Reorganization.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Tax-Managed Equity Fund's shareholders. If the Reorganization is not approved by shareholders at the Meeting, Tax-Managed Equity Fund will continue to operate as a series of Managed Investments Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

    PACE Large Company Value Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Large Company Value Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of Tax-Managed Equity Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

    The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Managed Investments Trust and PACE Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Managed Investments Trust and tax counsel to PACE Trust, substantially to the following effect:

        (1) PACE Large Company Value Fund's acquisition of the Assets in exchange solely for PACE Large Company Value Fund shares and PACE Large Company Value Fund's assumption of the Liabilities, followed by Tax-Managed Equity Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Tax-Managed Equity Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) Tax-Managed Equity Fund will recognize no gain or loss on its transfer of the Assets to PACE Large Company Value Fund in exchange solely for PACE Large Company Value Fund shares and PACE Large Company Value Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Tax-Managed Equity Fund's shareholders in constructive exchange for their Tax-Managed Equity Fund shares;

        (3) PACE Large Company Value Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for PACE Large Company Value Fund shares and its assumption of the Liabilities;

        (4) PACE Large Company Value Fund's basis for the Assets will be the same as Tax-Managed Equity Fund's basis therefor immediately before the Reorganization, and PACE Large Company Value Fund's holding period for the Assets will include Tax-Managed Equity Fund's holding period therefor;

        (5) A Tax-Managed Equity Fund shareholder will recognize no gain or loss on the constructive exchange of all its Tax-Managed Equity Fund shares solely for PACE Large Company Value Fund shares pursuant to the Reorganization; and

        (6) A Tax-Managed Equity Fund shareholder's aggregate basis for the PACE Large Company Value Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Tax-Managed Equity Fund shares to be constructively surrendered in exchange for those PACE Large Company Value Fund shares, and its holding period for those PACE Large Company Value Fund shares will include its holding period for those Tax-Managed Equity Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

    The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    Utilization by PACE Large Company Value Fund after the Reorganization of any pre-Reorganization capital losses realized by Tax-Managed Equity Fund could be subject to limitation in future years under the Code.

    You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

    The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Tax-Managed Equity Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

               THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                              -------------------

                           ORGANIZATION OF THE FUNDS

    PACE Large Company Value Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994 and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

    Tax-Managed Equity Fund commenced operations on December 14, 1998 as a diversified series of Managed Investments Trust, a Massachusetts business trust registered under the 1940 Act as an open-end management investment company. The operations of Managed Investments Trust, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                              FINANCIAL HIGHLIGHTS

    The following financial highlights table is intended to help you understand PACE Large Company Value Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Large Company Value Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling (800) 647-1568.

                                                      PACE
                                     LARGE COMPANY VALUE EQUITY INVESTMENTS
                           ----------------------------------------------------------
                                         FOR THE YEARS
                                         ENDED JULY 31,                   FOR THE
                           ------------------------------------------   PERIOD ENDED
                             2000#      1999       1998       1997     JULY 31, 1996+
                             -----      ----       ----       ----     --------------
Net asset value,
  beginning of period....  $  21.14   $  20.27   $  20.03   $  14.07      $ 12.00
                           --------   --------   --------   --------      -------
Net investment income....      0.15       0.13       0.14       0.11         0.12
Net realized and
  unrealized gains
  (losses) from
  investments and
  futures................     (3.17)      2.34       1.63       6.61         2.02
                           --------   --------   --------   --------      -------
Net increase (decrease)
  from investment
  operations.............     (3.02)      2.47       1.77       6.72         2.14
                           --------   --------   --------   --------      -------
Dividends from net
  investment income......     (0.14)     (0.14)     (0.14)     (0.11)       (0.05)
Distributions from net
  realized gains from
  investments............     (1.63)     (1.46)     (1.39)     (0.65)       (0.02)
                           --------   --------   --------   --------      -------
Total dividends and
  distributions..........     (1.77)     (1.60)     (1.53)     (0.76)       (0.07)
                           --------   --------   --------   --------      -------
Net asset value, end of
  period.................  $  16.35   $  21.14   $  20.27   $  20.03      $ 14.07
                           ========   ========   ========   ========      =======
Total investment return
  (1)....................    (14.74)%    12.82%      9.89%     49.13%       17.90%
                           ========   ========   ========   ========      =======
Ratios/Supplemental Data:
Net assets, end of
  period (000's).........  $335,294   $375,465   $266,354   $180,807      $80,897
Expenses to average net
  assets, net of fee
  waivers and expense
  reimbursements.........      0.96%      0.96%      0.98%      1.00%        1.00%*
Expenses to average net
  assets, before fee
  waivers and expense
  reimbursements.........      0.96%      0.96%      0.98%      1.06%        1.40%*
Net investment income to
  average net assets, net
  of fee waivers and
  expense
  reimbursements.........      0.85%      0.71%      0.82%      0.81%        1.22%*
Net investment income to
  average net assets,
  before fee waivers and
  expense
  reimbursements.........      0.85%      0.71%      0.82%      0.75%        0.82%*
Portfolio turnover.......       195%        40%        34%        46%          38%

-------------------

  + For the period August 24, 1995 (commencement of operations) through July 31, 1996.

  *  Annualized.

  # Sub-Investment advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                 CAPITALIZATION

    The following table shows the capitalization of each of Tax-Managed Equity Fund and PACE Large Company Value Fund as of July 31, 2000, and the PRO FORMA capitalization as of the same date, assuming that shareholders of Tax-Managed Equity Fund and PaineWebber Growth and Income Fund approve the reorganizations with PACE Large Company Value Fund:

                                     TAX-MANAGED   PACE LARGE COMPANY   PRO FORMA CLASS A
                                     EQUITY FUND:     VALUE FUND:      COMBINED PACE LARGE
                                       CLASS A          CLASS A        COMPANY VALUE FUND
                                     ------------  ------------------  -------------------
Net Assets.........................  $12,711,482      $   0               $744,656,230
Shares Outstanding.................      933,197          0                 45,545,540
Net Asset Value Per Share..........  $     13.62      $   0               $      16.35

                                     TAX-MANAGED   PACE LARGE COMPANY   PRO FORMA CLASS B
                                     EQUITY FUND:     VALUE FUND:      COMBINED PACE LARGE
                                       CLASS B          CLASS B        COMPANY VALUE FUND
                                     ------------  ------------------  -------------------
Net Assets.........................  $20,655,968      $   0               $236,878,224
Shares Outstanding.................    1,529,570          0                 14,488,224
Net Asset Value Per Share..........  $     13.50      $   0               $      16.35

                                     TAX-MANAGED   PACE LARGE COMPANY   PRO FORMA CLASS C
                                     EQUITY FUND:     VALUE FUND:      COMBINED PACE LARGE
                                       CLASS C          CLASS C        COMPANY VALUE FUND
                                     ------------  ------------------  -------------------
Net Assets.........................  $12,610,157      $   0               $139,119,392
Shares Outstanding.................      933,703          0                  8,508,984
Net Asset Value Per Share..........  $     13.51      $   0               $      16.35

                                     TAX-MANAGED   PACE LARGE COMPANY   PRO FORMA CLASS Y
                                     EQUITY FUND:     VALUE FUND:      COMBINED PACE LARGE
                                       CLASS Y          CLASS Y        COMPANY VALUE FUND
                                     ------------  ------------------  -------------------
Net Assets.........................  $   252,641      $   0               $ 47,358,706
Shares Outstanding.................       18,612          0                  2,896,609
Net Asset Value Per Share..........  $     13.57      $   0               $      16.35

                                     TAX-MANAGED   PACE LARGE COMPANY   PRO FORMA CLASS P
                                     EQUITY FUND:     VALUE FUND:      COMBINED PACE LARGE
                                       CLASS P          CLASS P        COMPANY VALUE FUND
                                     ------------  ------------------  -------------------
Net Assets.........................  $    0           $335,294,410        $335,294,410
Shares Outstanding.................       0             20,507,671          20,507,671
Net Asset Value Per Share..........  $    0           $      16.35        $      16.35

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of PACE Large Company Value Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

    PACE Trust and Managed Investments Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

    The audited financial statements of Tax-Managed Equity Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Tax-Managed Equity Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000. The audited financial statements of PACE Large Company Value Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000 have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Large Company Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

    SHAREHOLDER PROPOSALS. As a general matter, Managed Investments Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Tax-Managed Equity Fund's shareholders should send such proposals to Tax-Managed Equity Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or presented at the meeting. Moreover, inclusion or presentation of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals presented on an untimely basis.

    OTHER BUSINESS. Managed Investments Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Tax-Managed Equity Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is
made as of            , 2000, by and among PaineWebber PACE Select Advisors
Trust, a Delaware business trust ("PACE Trust"), on behalf of PACE Large Company Value Equity Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Managed Investments Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Tax-Managed Equity Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

    The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

    The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

    In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

    1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

        (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
             (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

        (b) to assume all of Target's stated liabilities described in paragraph
            1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

    1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

    1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

    1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

    1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

    1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

    1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

    2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

    2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

    2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

    3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 23, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

    3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

    3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

    3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

    4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

        4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and

    Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

        4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        4.1.3. Target is a duly established and designated series of Target
    Trust;

        4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

        4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

        4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

        4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

        4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

        4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

        4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

        4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

        4.1.18. Target Trust's audited financial statements for the year ended August 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the period then ended; and

        4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company,

    (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

    4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

        4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

        4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

        4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

        4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

        4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for
    (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will
    (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

        4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

        4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

        4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section
    1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund
    (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

        4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

        4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

        4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

    4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

        4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

        4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

        4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

        4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

        4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

        4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187).

5. COVENANTS

    5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

        (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

        (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

    5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

    5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

    5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

    5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

    5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

    5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

    5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

    5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

    6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

    6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

    6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

    6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

        6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

        6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

        6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

        6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

        6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
    (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof,
(3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

        6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

        6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

        6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

        6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

        6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

        6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

        6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

        6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

    7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    7.2. Expenses of the Reorganization that relate to the Acquiring Fund and Target will be borne by Mitchell Hutchins. Any such expenses which are so borne by Mitchell Hutchins will be solely and directly related to the Reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

    This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

    9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before [         ], 2001; or

    9.2. By the parties' mutual agreement.

    In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

    11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring

Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

    11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

    11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PAINEWEBBER MANAGED INVESTMENTS TRUST,
                                            acting on behalf of its series,
                                            PaineWebber Tax- Managed Equity Fund

                                          By:
                                               ......................................

                                          PAINEWEBBER PACE SELECT ADVISORS TRUST,
                                            acting on behalf of its series, PACE
                                            Large Company Value Equity Investments

                                          By:
                                               ......................................

                                          Solely with respect to paragraph 7.2
                                            hereof:
                                            MITCHELL HUTCHINS ASSET MANAGEMENT INC.

                                          By:
                                               ......................................

                                   APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of the Record Date, the following entities owned beneficially or of record 5% or more of the Class [ ] shares of Tax-Managed Equity Fund or the Class P shares of PACE Large Company Value Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any other class of either Fund's outstanding shares of beneficial interest as of the Record Date.

                            TAX-MANAGED EQUITY FUND

                                                                PERCENT BENEFICIAL
                                          PERCENT BENEFICIAL   OWNERSHIP OF COMBINED
                                           OWNERSHIP OF TAX-        PACE LARGE
SHAREHOLDER'S NAME/ADDRESS                MANAGED EQUITY FUND   COMPANY VALUE FUND
--------------------------                -------------------  ---------------------
[                    ]                                %                     %
c/o Mitchell Hutchins Asset Management
Inc.
51 West 52nd Street
New York, New York 10019-6114

                         PACE LARGE COMPANY VALUE FUND

                                          PERCENT BENEFICIAL   PERCENT BENEFICIAL
                                          OWNERSHIP OF PACE   OWNERSHIP OF COMBINED
                                            LARGE COMPANY      PACE LARGE COMPANY
SHAREHOLDER'S NAME/ADDRESS                    VALUE FUND           VALUE FUND
--------------------------                ------------------  ---------------------
[                    ]                               %                     %
c/o Mitchell Hutchins Asset Management
Inc.
51 West 52nd Street
New York, New York 10019-6114

                                   APPENDIX C

     MANAGEMENT'S DISCUSSION OF PACE LARGE COMPANY VALUE FUND'S PERFORMANCE

    THE DISCUSSION BELOW WAS TAKEN FROM PACE LARGE COMPANY VALUE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

    ADVISERS: Westwood Management Corporation and Institutional Capital Corporation

    PORTFOLIO MANAGERS: (Westwood) Susan Byrne and Kellie Stark; ICAP Investment Team

    OBJECTIVE: Capital appreciation and dividend income

    WESTWOOD INVESTMENT PROCESS: Westwood screens large capitalization companies for those that have reported a positive earnings surprise which has received little or no recognition in the form of positive future earnings revisions, and for those companies that have a price-to-sales ratio less than the Standard & Poor's 500 Index. These companies are further screened to identify those with improving returns on equity combined with stable-to-declining debt/equity ratios. Forward-looking fundamental analysis is then applied to these potential investments. Those companies that pass through the screening and fundamental research process are placed on a monitor list, at which point a catalyst for purchase is sought.

    ICAP INVESTMENT PROCESS: ICAP uses a team approach with a value-oriented investment style. ICAP uses a proprietary model to identify large capitalization companies that ICAP believes offer the best relative values. ICAP further narrows its search to companies where a catalyst for positive change is, in ICAP's view, about to occur. Finally, ICAP researches the financial condition and business prospects of those companies where a catalyst may be about to occur.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                   6 MONTHS         1 YEAR       3 YEARS  SINCE INCEPTION 8/24/95
                                   --------         ------       -------  -----------------------
With PACE program fee*........      -0.01%          -16.01%       0.35%           11.67%
Without PACE program fee......      0.74%           -14.74%       1.87%           13.36%
Russell 1000 Value Index......      0.24%           -5.00%        8.74%           17.24%
Lipper Multi-Cap Value Funds
  Median......................      4.20%           -2.24%        5.23%           13.75%

-------------------

  *  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

    Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  RUSSELL 1000 VALUE INDEX
Aug-95                $10,117              $10,113                   $10,000
Sep-95                $10,442              $10,425                   $10,362
Oct-95                $10,408              $10,379                   $10,259
Nov-95                $10,975              $10,930                   $10,780
Dec-95                $11,169              $11,110                   $11,050
Jan-96                $11,622              $11,546                   $11,395
Feb-96                $11,798              $11,706                   $11,482
Mar-96                $12,016              $11,907                   $11,677
Apr-96                $12,242              $12,116                   $11,721
May-96                $12,426              $12,283                   $11,868
Jun-96                $12,384              $12,227                   $11,877
Jul-96                $11,790              $11,625                   $11,428
Aug-96                $12,250              $12,064                   $11,755
Sep-96                $12,795              $12,585                   $12,223
Oct-96                $13,072              $12,840                   $12,696
Nov-96                $13,968              $13,704                   $13,616
Dec-96                $13,974              $13,693                   $13,442
Jan-97                $14,483              $14,174                   $14,094
Feb-97                $14,580              $14,250                   $14,301
Mar-97                $14,106              $13,770                   $13,786
Apr-97                $14,527              $14,163                   $14,365
May-97                $15,598              $15,188                   $15,168
Jun-97                $16,326              $15,878                   $15,819
Jul-97                $17,581              $17,077                   $17,009
Aug-97                $16,888              $16,383                   $16,403
Sep-97                $17,643              $17,094                   $17,394
Oct-97                $16,669              $16,130                   $16,909
Nov-97                $17,028              $16,458                   $17,656
Dec-97                $17,433              $16,827                   $18,171
Jan-98                $17,557              $16,926                   $17,914
Feb-98                $19,081              $18,373                   $19,120
Mar-98                $20,178              $19,404                   $20,289
Apr-98                $19,977              $19,187                   $20,425
May-98                $19,691              $18,889                   $20,122
Jun-98                $19,815              $18,984                   $20,380
Jul-98                $19,320              $18,486                   $20,020
Aug-98                $16,565              $15,831                   $17,041
Sep-98                $17,747              $16,939                   $18,019
Oct-98                $19,091              $18,199                   $19,416
Nov-98                $19,892              $18,938                   $20,320
Dec-98                $20,632              $19,619                   $21,011
Jan-99                $20,498              $19,467                   $21,179
Feb-99                $19,715              $18,700                   $20,881
Mar-99                $20,395              $19,321                   $21,313
Apr-99                $22,220              $21,024                   $23,304
May-99                $21,901              $20,695                   $23,047
Jun-99                $22,777              $21,496                   $23,716
Jul-99                $21,798              $20,546                   $23,021
Aug-99                $21,024              $19,793                   $22,167
Sep-99                $19,498              $18,333                   $21,393
Oct-99                $19,539              $18,349                   $22,625
Nov-99                $19,653              $18,432                   $22,449
Dec-99                $19,779              $18,527                   $22,557
Jan-00                $18,449              $17,260                   $21,821
Feb-00                $16,937              $15,825                   $20,200
Mar-00                $18,630              $17,386                   $22,664
Apr-00                $19,460              $18,138                   $22,401
May-00                $19,699              $18,337                   $22,637
Jun-00                $18,869              $17,543                   $21,602
Jul-00                $18,585              $17,257                   $21,872

     The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISERS' COMMENTS

    On July 1, 2000, Westwood Management Corporation and Institutional Capital Corporation replaced Brinson Partners, Inc. as the advisers for the Portfolio.

WESTWOOD MANAGEMENT

    During the 12-month period ended July 31, 2000, the performance of the Large Company Value Equity Investments Portfolio lagged that of its benchmark, the Russell 1000 Value Index.

    The second half of 1999 ran rampant with the technology sector remaining in the lead. Dot Com was the theme despite a series of rate hikes beginning
June 30th, as inflationary pressures crept into the markets. Throughout the domestic and foreign economies merger announcements continued to make headlines and drive equity prices. After the beginning of the millennium, the market rotated away from technology related issues as investors began to fear future earnings results and retreated to the blue chip, "old economy" names and gave up their "new economy" growth oriented names. Oil peaked to new highs as OPEC talks regarding the production levels continued, and finished at $32 levels. Economic growth over the past 12 months remained quite strong, as real GDP expanded by 6.1%.

    For the month of July 2000, the Portfolio declined 1.63%, after deduction of fees. In contrast, the Portfolio's benchmark, the Russell 1000 Value Index, rose 1.25%. The performance and overweighting in the energy and technology areas had a negative impact on the Portfolio's return. However, stock selection and an overweighting in healthcare aided performance. Stock selection in finance and basic materials also helped performance.

    In July 2000, volatility continued to be the dominant theme for the NASDAQ Composite Index. Following a strong rally, the NASDAQ declined sharply in the second half of the month. Momentum investors were scared out of large-cap growth stocks when a few large technology companies announced that earnings would lag original forecasts. Energy prices declined from their highs, as OPEC production increased and inventory levels began a seasonal build. The transportation and financial sectors led the market in July. Financial stocks strengthened, as investors viewed the prospect of higher interest rates as positive for the banking sector. Communication services, healthcare and consumer cyclicals were among the market sectors that declined during July. At the end of the fiscal year, Westwood's portion of the portfolio was overweighted in energy, consumer cyclicals, technology and transportation stocks.

INSTITUTIONAL CAPITAL CORPORATION

    Performance in the equity markets over the past twelve months was more notable for volatility than for returns. It appeared that economic growth had begun to moderate. However, there was also upward pressure on wages and prices. As a result, investors were anticipating modest tightening by the Federal Reserve Board for the rest of 2000.

    The stock market continued its volatile behavior in July 2000. Equity prices rose sharply in the first half of the month but reversed course and registered new losses by the end of the month. In comparison to the Portfolio's benchmark, the Russell 1000 Value Index, Institutional Capital Corporation's portion of the Portfolio was overweighted in technology and healthcare stocks and underweighted in financial stocks.

    We believe that there are many good individual investment opportunities in the market. Valuation disparities remain extremely wide. In the technology sector, a concentration of capitalization and an extension of valuation have come at the expense of all other market sectors. As a result, a broad range of companies is selling substantially below recent highs, where valuations are a fraction of historic levels and where earnings prospects are intact. We will continue to seek investment opportunities in companies that are undervalued relative to their peer groups and to the market and which have an upside potential of at least 20% over the next 12 to 18 months.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                    7/31/00
----------------                                    -------
Size of Portfolio ($MM)...........................  $335.3
Number of Securities..............................      92
Stocks............................................    97.8%
Cash & Equivalents................................     2.2%

TOP TEN HOLDINGS*                                   7/31/00
-----------------                                   -------
Citigroup.........................................     3.2%
Exxon Mobil.......................................     3.2
IBM...............................................     3.1
Verizon Communications............................     3.0
Pharmacia.........................................     2.7
Conoco............................................     2.4
Philips Electronics...............................     2.1
Ford Motor Co.....................................     1.7
Union Carbide.....................................     1.6
Wellpoint Health Networks.........................     1.6
-----------------------------------------------------------
Total.............................................    24.6%

TOP FIVE SECTORS*                                   7/31/00
-----------------                                   -------
Consumer Cyclical.................................    15.8%
Financial Services................................    15.3
Technology........................................    13.5
Energy............................................    12.3
Utility...........................................    10.0
-----------------------------------------------------------
Total.............................................    66.9%

-------------------

  * Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.






PROXY                    PAINEWEBBER TAX-MANAGED EQUITY FUND               PROXY
               (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 1, 2001

This proxy is being solicited for the Board of Trustees of PaineWebber Managed Investments Trust ("Trust") on behalf of PaineWebber Tax-Managed Equity Fund, a series of the Trust. The undersigned hereby appoints as proxies [_______] and [________], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Tax-Managed Equity Fund, a series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to PaineWebber Tax-Managed Equity Fund.


                        VOTE VIA THE INTERNET:  HTTP://
                        VOTE VIA TELEPHONE:
                        CONTROL NUMBER:  [999 9999 9999 999]



                        If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."


                        --------------------------------------------------------
                        Signature

                        --------------------------------------------------------
                        Signature (if held jointly)

                                                                , 200
                        ----------------------------------------     -----------
                        Date                                    10740/PWU


             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY











                  Please detach at perforation before mailing.



The Board of Trustees recommends a vote "FOR" the Proposal. Please indicate your vote by filling in the box completely. EXAMPLE: /X/

                                                     FOR      AGAINST    ABSTAIN

1.   Approval of the Agreement and Plan of           / /        / /        / /
     Reorganization and Termination that provides for the reorganization of PaineWebber
     Tax-Managed Equity Fund, a series of
     PaineWebber Managed Investments Trust, into
     PACE Large Company Value Equity Investments, a series of PaineWebber PACE Select Advisors
     Trust.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                       10740/PWU

                                   [ARTWORK]

YOUR PROXY VOTE IS IMPORTANT!
                   ---------
AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.
IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day. IT'S EASY! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-800-597-7836 for automated instructions, or go to website: https://vote.proxy-direct.com

3. Enter your 14 digit Control Number from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do NOT mail your Proxy Card when you vote by phone or internet.

6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Toll Free 1-877-388-2844.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
           (ON BEHALF OF PACE LARGE COMPANY VALUE EQUITY INVESTMENTS)

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
               (ON BEHALF OF PAINEWEBBER TAX-MANAGED EQUITY FUND)

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates specifically to the proposed Reorganization whereby PACE Large Company Value Equity Investments ("PACE Large Company Value Equity Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"), would acquire all of the assets of PaineWebber Tax-Managed Equity Fund ("Tax-Managed Equity Fund"), a series of PaineWebber Managed Investments Trust, in exchange solely for shares of PACE Large Company Value Equity Fund and the assumption by PACE Large Company Value Equity Fund of all of Tax-Managed Equity Fund's stated liabilities. This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of PACE Large Company Value Equity Fund (giving effect to the Reorganization) for the year ended July 31, 2000, and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

         (1) The combined Statement of Additional Information of PACE Trust, which includes information relating to PACE Large Company Value Equity Fund, dated November __, 2000 (Incorporated by reference from N-1A, SEC File Numbers 033-87254 and 811-08764, filed November 9, 2000, accession number
0000912057-00-048241);

         (2) The combined Annual Report to Shareholders of PACE Trust, which includes information relating to PACE Large Company Value Equity Fund for the fiscal year ended July 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-08764, filed October 6, 2000, accession number 0000912057-00-043979);

         (3) The Annual Report to Shareholders of Tax-Managed Equity Fund for the fiscal year ended August 31, 2000 (Incorporated by reference from N-30D, SEC File Number 811-04040, filed November 3, 2000, accession number
0000912057-00-047058).

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated December __, 2000 relating to the proposed Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated December __, 2000.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The first three tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for Tax-Managed Equity Fund and PACE Large Company Value Equity Fund as adjusted giving effect to the Reorganization.

         The next three tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of July 31, 2000, the unaudited pro forma condensed Statement of Operations for the twelve month period ended July 31, 2000 and the unaudited pro forma Portfolio of Investments as of July 31, 2000 for PaineWebber Growth and Income Fund, Tax-Managed Equity Fund and PACE Large Company Value Equity Fund as adjusted to show the combined effect of the Reorganization and the proposed reorganization of PaineWebber Growth and Income Fund into PACE Large Company Value Equity Fund, which is expected to occur at approximately the same time as the Reorganization.

         The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of July 31, 2000, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is expected that some of Tax-Managed Equity Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if Tax-Managed Equity Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Large Company Value Fund's holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE Large Company Value Fund. As of [_________], 2000, Tax-Managed Equity Fund's investments in such securities represented approximately [__]% of its total portfolio. The portion of Tax-Managed Equity Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-advisers' continuing assessment of the compatibility of Tax-Managed Equity Fund's holdings with PACE Large Company Value Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for Tax-Managed Equity Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
PAINEWEBBER TAX-MANAGED EQUITY FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                      PRO FORMA
                                                                                                                      COMBINED PACE
                                                                                 PACE LARGE                           LARGE COMPANY
                                                                               COMPANY VALUE       PW TAX-MANAGED     VALUE EQUITY
                                                                              EQUITY INVESTMENTS     EQUITY FUND      INVESTMENTS
                                                                             ------------------     -------------    -------------
ASSETS
Investments in securities, at value (cost - $344,403,107, $40,790,811
  and $385,193,918, respectively)                                                 $   335,291,823    $  46,424,785    $ 381,716,608
Investment of cash collateral for securities loaned (cost - $28,786,800,
  $2,271,800 and $31,058,600, respectively)                                            28,786,800        2,271,800       31,058,600
Cash                                                                                       32,936            8,680           41,616
Receivable for investments sold                                                         1,478,244           28,190        1,506,434
Receivable for shares of beneficial interest sold                                         175,085             --            175,085
Dividends and interest receivable                                                         303,098           30,959          334,057
Deferred organizational expenses                                                            1,025             --              1,025
Other assets                                                                               46,443           37,038           83,481
                                                                                  ---------------    -------------    -------------
Total assets                                                                          366,115,454       48,801,452      414,916,906
                                                                                  ---------------    -------------    -------------
LIABILITIES
Payable for cash collateral for securities loaned                                      28,786,800        2,271,800       31,058,600
Payable for investments purchased                                                       1,538,295             --          1,538,295
Payable for shares of beneficial interest repurchased                                     111,422          101,762          213,184
Payable to affiliates                                                                     231,826           30,810          262,636
Accrued expenses and other liabilities                                                    152,701          166,832          319,533
                                                                                  ---------------    -------------    -------------
Total liabilities                                                                      30,821,044        2,571,204       33,392,248
                                                                                  ---------------    -------------    -------------
NET ASSETS

Common Stock/Beneficial interest shares of $0.001 par value outstanding -
  20,507,671, 3,415,082 and 23,335,260, respectively                                  354,857,514       42,919,532      397,777,046
Accumulated undistributed (distributions in excess of) net investment income (loss)     1,716,264         (300,595)       1,415,669
Accumulated net realized losses from investment transactions                          (12,168,084)      (2,022,663)     (14,190,747)
Net unrealized appreciation (depreciation) of investments                              (9,111,284)       5,633,974       (3,477,310)
                                                                                  ---------------    -------------    -------------
Net assets applicable to shares outstanding                                       $   335,294,410    $  46,230,248    $ 381,524,658
                                                                                  ===============    =============    =============
  CLASS P:
Net assets                                                                            335,294,410    $        --      $ 335,294,410
                                                                                  ---------------    -------------    -------------
Shares outstanding                                                                     20,507,671             --         20,507,671
                                                                                  ---------------    -------------    -------------
Net asset value and offering price per share                                      $         16.35    $        --      $       16.35
                                                                                  ===============    =============    =============
  CLASS A:
Net assets                                                                        $          --      $  12,711,482    $ 744,656,230
                                                                                  ---------------    -------------    -------------
Shares outstanding                                                                           --            933,197       45,545,540
                                                                                  ---------------    -------------    -------------
Net asset and redemption value per share                                          $          --      $       13.62    $       16.35
                                                                                  ---------------    -------------    -------------
Maximum offering price per share (net asset value plus sales charge of
4.5% of offering price)                                                           $          --      $       14.26    $       17.12
                                                                                  ===============    =============    =============

  CLASS B:
Net assets                                                                        $          --      $  20,655,968    $ 236,878,224
                                                                                  ---------------    -------------    -------------
Shares outstanding                                                                           --          1,529,570       14,488,224
                                                                                  ---------------    -------------    -------------
Net asset value and offering price per share                                      $          --      $       13.50    $       16.35
                                                                                  ===============    =============    =============

  CLASS C:
Net assets                                                                        $          --      $  12,610,157    $ 139,119,392
                                                                                  ---------------    -------------    -------------
Shares outstanding                                                                           --            933,703        8,508,984
                                                                                  ---------------    -------------    -------------
Net asset value and offering price per share                                      $          --      $       13.51    $       16.35
                                                                                  ===============    =============    =============

  CLASS Y:
Net assets                                                                        $          --      $     252,641    $  47,358,706
                                                                                  ---------------    -------------    -------------
Shares outstanding                                                                           --             18,612        2,896,609
                                                                                  ---------------    -------------    -------------
Net asset value and offering price per share                                      $          --      $       13.57    $       16.35
                                                                                  ===============    =============    =============


             See accompanying notes to proforma financial statements

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
PAINEWEBBER TAX-MANAGED EQUITY FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                      PRO FORMA
                                                                                                                      COMBINED PACE
                                                                        PACE LARGE                                    LARGE COMPANY
                                                                       COMPANY VALUE     PW TAX-MANAGED               VALUE EQUITY
                                                                    EQUITY INVESTMENTS    EQUITY FUND    ADJUSTMENT   INVESTMENTS
                                                                   ------------------   --------------   ------------ ------------
INVESTMENT INCOME:
  Interest                                                            $    517,478    $    369,940            --      $    887,418
  Dividend                                                               5,821,563         607,113            --         6,428,676
                                                                      ------------    ------------    ------------    ------------
TOTAL INCOME                                                             6,339,041         977,054            --         7,316,095
                                                                      ------------    ------------    ------------    ------------
EXPENSES:
  Investment advisory and administration                                 2,800,505         419,843          27,987(a)    3,248,335
  Shareholder distribution and servicing fees                                 --           439,315            --           439,315
  Transfer agency and service                                              153,350          29,273            --           182,623
  Trustees' fees                                                            26,250          13,500         (13,500)(b)      26,250
  Legal and audit                                                           44,674          70,235         (70,235)(b)      44,674
  Amortization of organizational expenses                                   19,032            --              --            19,032
  Reports and notices to shareholders                                       48,573          38,915         (31,132)(b)      56,356
  Federal and state registration fees                                       53,991          97,916         (78,333)(b)      73,574
  Custody and accounting                                                   210,038          33,587            --           243,625
  Other expenses                                                            18,862          51,121            --            69,983
                                                                      ------------    ------------    ------------    ------------
                                                                         3,375,275       1,193,705        (165,212)      4,403,767
  Less: fee waivers and reimbursements from investment adviser             (16,771)        (24,267)           --           (41,038)
                                                                      ------------    ------------    ------------    ------------
  Net expenses                                                           3,358,504       1,169,438        (165,212)      4,362,729
                                                                      ------------    ------------    ------------    ------------
  Net investment income (loss)                                           2,980,537        (192,384)        165,212       2,953,365
                                                                      ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
  Net realized losses from investment transactions                      (4,441,250)     (2,181,904)           --        (6,623,154)
  Net change in unrealized appreciation (depreciation) of investments  (56,910,128)      4,703,436            --       (52,206,692)
                                                                      ------------    ------------    ------------    ------------
Net realized and unrealized gains (losses) from investment activities  (61,351,378)      2,521,532            --       (58,829,846)
                                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations       $(58,370,841)   $  2,329,148    $    165,212    $(55,876,481)
                                                                      ============    ============    ============    ============

---------------------------
(a) Reflects increase in fees resulting from the higher fee schedule of PACE Large Company Value Equity Investments.
(b)  Reflects the anticipated savings of the merger.


             See accompanying notes to proforma financial statements

       PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
       PAINEWEBBER TAX-MANAGED EQUITY FUND
       PRO FORMA PORTFOLIO OF INVESTMENTS
       FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)

                                                                                                                 PRO FORMA
                                                                                                                 COMBINED PACE
            COMBINED                                                        PACE             PAINEWEBBER         LARGE COMPANY
            NUMBER OF                                                 LARGE COMPANY VALUE    TAX-MANAGED         VALUE EQUITY
              SHARES                                                   EQUITY INVESTMENTS    EQUITY FUND         INVESTMENTS
       ---------------------                                          -------------------  ---------------     --------------
97.15%             COMMON STOCKS - 97.15%

                   AGRICULTURE, FOOD & BEVERAGE - 1.20%
 1.20%     114,900 H. J. Heinz Co.                                      $     4,588,819    $           -       $   4,588,819
                                                                        ----------------   ---------------     --------------
                   AIRLINES - 1.48%
            25,000 America West Holding Corp*(1)                                      -           401,563            401,563
             6,100 AMR Corp*                                                          -           201,681            201,681
            93,700 Delta Air Lines, Inc.                                      5,030,519                 -          5,030,519
                                                                        ----------------   ---------------     --------------
 1.48%                                                                        5,030,519           603,244          5,633,763
                                                                        ----------------   ---------------     --------------
                   ALCOHOL - 2.52%
            63,700 Anheuser-Busch Companies, Inc.                             5,127,850                 -          5,127,850
            79,900 Seagram Co. Ltd.                                           4,479,394                 -          4,479,394
                                                                        ----------------   ---------------     --------------
 2.52%                                                                        9,607,244                 -          9,607,244
                                                                        ----------------   ---------------     --------------
                   APPAREL, RETAIL - 1.40%
 1.40%     261,500 The Limited, Inc.(1)                                       4,498,294           846,113          5,344,407
                                                                        ----------------   ---------------     --------------
 8.36%             BANKS - 8.36%
            37,900 Bank One Corp.(1)                                          1,205,694                 -          1,205,694
           126,500 Chase Manhattan Corp                                       5,033,344         1,252,125          6,285,469
           181,800 Citigroup, Inc                                            10,732,556         2,095,706         12,828,262
            13,800 Fleet Boston Financial Corp                                        -           494,213            494,213
            91,100 PNC Bank Corp.                                             4,634,712                 -          4,634,712
           108,800 Wells Fargo and Co.                                        4,494,800                 -          4,494,800
            45,000 Zions BanCorp                                              1,968,750                 -          1,968,750
                                                                        ----------------   ---------------     --------------
 8.36%                                                                       28,069,856         3,842,044         31,911,900
                                                                        ----------------   ---------------     --------------
                   CHEMICALS - 4.11%
            31,750 Air Products & Chemicals, Inc.                             1,059,656                 -          1,059,656
           166,500 Pharmacia Corp.                                            9,115,875                 -          9,115,875
           122,600 Union Carbide Corp.(1)                                     5,494,013                 -          5,494,013
                                                                        ----------------   ---------------     --------------
 4.11%                                                                       15,669,544                 -         15,669,544
                                                                        ----------------   ---------------     --------------
                   COMPUTER HARDWARE - 2.72%
             4,000 Cisco Systems Inc*                                                 -           261,750            261,750
           189,100 Compaq Computer Corp.                                      5,306,619                 -          5,306,619
            44,000 Hewlett-Packard Co.                                        4,804,250                 -          4,804,250
                                                                        ----------------   ---------------     --------------
 2.72%                                                                       10,110,869           261,750         10,372,619
                                                                        ----------------   ---------------     --------------
                   COMPUTER SOFTWARE - 3.98%
           120,700 Computer Associates International, Inc.                    2,994,869                 -          2,994,869
           109,500 International Business Machines                           10,276,787           910,744         11,187,531
            14,200 Microsoft Corp*                                                    -           991,337            991,337
                                                                        ----------------   ---------------     --------------
 3.98%                                                                       13,271,656         1,902,081         15,173,737
                                                                        ----------------   ---------------     --------------
                   CONSUMER DURABLES - 0.17%
 0.17%      15,000 Whirlpool Corp                                                     -           647,813            647,813
                                                                        ----------------   ---------------     --------------

                   DEFENSE AND AEROSPACE - 1.85%
            14,100 Boeing Co                                                          -           690,900            690,900
            59,800 General Dynamics Corp.                                     3,374,963                 -          3,374,963
            66,800 TRW, Inc                                                   2,103,075           898,750          3,001,825
                                                                        ----------------   ---------------     --------------
 1.85%                                                                        5,478,038         1,589,650          7,067,688
                                                                        ----------------   ---------------     --------------
                   DIVERSIFIED RETAIL - 1.59%
            92,600 Federated Department Stores, Inc*                          1,987,562           240,625          2,228,187
           132,000 Target Corp                                                3,828,000                 -          3,828,000
                                                                        ----------------   ---------------     --------------
 1.59%                                                                        5,815,562           240,625          6,056,187
                                                                        ----------------   ---------------     --------------
                   DRUGS & MEDICINE - 1.27%
            90,700 Bristol-Myers Squibb Co.                                   4,500,988                 -          4,500,988
             8,100 Schering-Plough Corp                                               -           349,819            349,819
                                                                        ----------------   ---------------     --------------
 1.27%                                                                        4,500,988           349,819          4,850,807
                                                                        ----------------   ---------------     --------------
 4.32%             ELECTRIC UTILITIES - 4.32%
            12,600 Constellation Energy Group, Inc                                    -           419,737            419,737
           127,900 Edison International, Inc.                                 2,518,031                 -          2,518,031
           100,200 Florida Progress Corp.                                     4,909,800                 -          4,909,800
            52,300 FPL Group, Inc.                                            2,523,475                            2,523,475
             8,800 PECO Energy Co                                                     -           375,650            375,650
             9,100 Pinnacle West Capital Group                                        -           360,019            360,019
           160,000 Reliant Energy, Inc.                                       5,360,000                 -          5,360,000
                                                                        ----------------   ---------------     --------------
 4.32%                                                                       15,311,306         1,155,406         16,466,712
                                                                        ----------------   ---------------     --------------
                   ELECTRICAL EQUIPMENT - 1.94%
             6,000 Corning Inc                                                        -         1,403,625          1,403,625
            10,000 Johnson Controls, Inc                                              -           519,375            519,375
           165,500 Motorola, Inc                                              4,598,994           872,850          5,471,844
                                                                        ----------------   ---------------     --------------
 1.94%                                                                        4,598,994         2,795,850          7,394,844
                                                                        ----------------   ---------------     --------------
                   ELECTRICAL POWER - 2.42%
            10,000 Emerson Electric Co                                                -           610,625            610,625
            26,619 Koninklijke (Royal) Philips Electronics N.V.*                113,332         1,078,500          1,191,832
           157,700 Koninklijke (Royal) Philips Electronics N.V., ADR*(1)      7,086,644                 -          7,086,644
            10,000 Rockwell International Corp                                        -           350,625            350,625
                                                                        ----------------   ---------------     --------------
 2.42%                                                                        7,199,976         2,039,750          9,239,726
                                                                        ----------------   ---------------     --------------
                   ENERGY RESERVES & PRODUCTION - 2.52%
            96,300 Apache Corp.(1)                                            4,790,925                 -          4,790,925
            39,500 Burlington Resources, Inc.(1)                              1,288,687                 -          1,288,687
             2,300 Chevron Corp                                                       -           181,700            181,700
            17,161 Exxon Mobil Corp                                                   -         1,372,880          1,372,880
             8,400 Phillips Petroleum Co                                              -           426,825            426,825
            12,700 Royal Dutch Petroleum Co., ADR                                     -           739,775            739,775



                                                                                                              PRO FORMA
                                                                                                              COMBINED PACE
            COMBINED                                                        PACE             PAINEWEBBER      LARGE COMPANY
            NUMBER OF                                                 LARGE COMPANY VALUE    TAX-MANAGED      VALUE EQUITY
              SHARES                                                   EQUITY INVESTMENTS    EQUITY FUND      INVESTMENTS
       ---------------------                                          -------------------  ---------------     --------------
            30,200 Tosco Corp                                                         -           800,300            800,300
                                                                        ----------------   ---------------     --------------
 2.52%                                                                        6,079,612         3,521,480          9,601,092
                                                                        ----------------   ---------------     --------------
                   ENERGY SOURCES -2.78%
 2.78%     132,800 Exxon Mobil Corp.                                         10,624,000                 -         10,624,000
                                                                        ----------------   ---------------     --------------
                   ENTERTAINMENT - 0.28%
 0.28%      15,995 Viacom, Inc., Class B*                                             -         1,060,668          1,060,668
                                                                        ----------------   ---------------     --------------
                   FINANCIAL SERVICES - 3.61%
           174,650 Associates First Capital Corp.                             4,573,647                 -          4,573,647
             9,200 Federal Home Loan Mortgage Corp                                    -           362,825            362,825
            95,150 Federal National Mortgage Association                      4,745,606                 -          4,745,606
            77,200 Household International, Inc.                              3,440,225                 -          3,440,225
            20,000 MBNA Corp                                                          -           667,500            667,500
                                                                        ----------------   ---------------     --------------
 3.61%                                                                       12,759,478         1,030,325         13,789,803
                                                                        ----------------   ---------------     --------------
                   FOREST PRODUCTS, PAPER - 2.11%
            68,200 Kimberly Clark Corp.                                       3,917,237                 -          3,917,237
             5,900 International Paper Co                                             -           200,600            200,600
            85,900 Weyerhaeuser Co                                            3,088,475           836,081          3,924,556
                                                                        ----------------   ---------------     --------------
 2.11%                                                                        7,005,712         1,036,681          8,042,393
                                                                        ----------------   ---------------     --------------
                   FREIGHT, AIR, SEA & LAND - 1.23%
 1.23%      80,100 United Parcel Service, Inc.                                4,705,875                 -          4,705,875
                                                                        ----------------   ---------------     --------------
                   HEAVY MACHINERY - 1.26%
 1.26%     124,700 Deere & Co.(1)                                             4,808,744                 -          4,808,744
                                                                        ----------------   ---------------     --------------
                   HOTELS - 0.68%
 0.68%      75,600 Starwood Hotels & Resorts Worldwide, Inc.(1)               2,579,850                 -          2,579,850
                                                                        ----------------   ---------------     --------------
                   HOUSEHOLD PRODUCTS - 1.74%
           120,600 Avon Products, Inc.(1)                                     4,786,312                 -          4,786,312
            68,850 Newell Rubbermaid, Inc.                                    1,854,647                 -          1,854,647
                                                                        ----------------   ---------------     --------------
 1.74%                                                                        6,640,959                 -          6,640,959
                                                                        ----------------   ---------------     --------------
                   INDUSTRIAL PARTS - 0.68%
            34,500 Mettler Toledo International Inc.*                                 -         1,397,250          1,397,250
            20,306 United Technologies Corp                                           -         1,185,363          1,185,363
                                                                        ----------------   ---------------     --------------
 0.68%                                                                                -         2,582,613          2,582,613
                                                                        ----------------   ---------------     --------------
                   INDUSTRIAL SERVICES & SUPPLIES - 0.90%
 0.90%      64,000 Tyco International, Ltd.                                   3,424,000                 -          3,424,000
                                                                        ----------------   ---------------     --------------
                   INFORMATION & COMPUTER SERVICES - 1.30%
            26,000 Comdisco Inc                                                       -           672,750            672,750
            84,200 Electronic Data Systems Corp.                              3,620,600                 -          3,620,600
            14,800 First Data Corp                                                    -           681,725            681,725
                                                                        ----------------------------------     --------------
 1.30%                                                                        3,620,600         1,354,475          4,975,075
                                                                        ----------------   ---------------     --------------
                   LEISURE - 0.26%
 0.26%      18,000 Eastman Kodak Co                                                   -           987,750            987,750
                                                                        ----------------   ---------------     --------------
                   LIFE INSURANCE - 0.65%
 0.65%      44,650 Aetna Life & Casualty Co.                                  2,478,075                 -          2,478,075
                                                                        ----------------   ---------------     --------------
                   LONG DISTANCE & PHONE COMPANIES - 4.73%
           157,900 AT&T Corp.                                                 4,885,031                 -          4,885,031
           119,700 MCI Worldcom Inc*                                          4,675,781                 -          4,675,781
            80,642 Qwest Communications International Inc.*                   3,785,134                 -          3,785,134
           110,600 SBC Communications, Inc.                                   4,707,413                 -          4,707,413
                                                                        ----------------   ---------------     --------------
 4.73%                                                                       18,053,359                 -         18,053,359
                                                                        ----------------   ---------------     --------------
                   MEDIA - 4.37%
            35,600 AMFM Inc.*                                                 2,543,175                 -          2,543,175
           141,700 Fox Entertainment Group Inc.*                              4,339,563                 -          4,339,563
           132,200 The Walt Disney Co.                                        5,114,487                 -          5,114,487
            61,000 Time Warner, Inc.                                          4,677,937                 -          4,677,937
                                                                        ----------------   ---------------     --------------
 4.37%                                                                       16,675,162                 -         16,675,162
                                                                        ----------------   ---------------     --------------
                   MEDICAL PRODUCTS - 3.74%
            92,000 Abbott Laboratories                                        3,829,500                 -          3,829,500
            22,150 Bausch & Lomb, Inc.                                        1,377,453                 -          1,377,453
            76,700 Baxter International, Inc                                  5,442,500           520,925          5,963,425
            97,900 Becton, Dickinson & Co.                                    2,471,975                 -          2,471,975
              6700 Johnson & Johnson                                                  -           623,519            623,519
                                                                        ----------------   ---------------     --------------
 3.74%                                                                       13,121,428         1,144,444         14,265,872
                                                                        ----------------   ---------------     --------------
                   MEDICAL PROVIDERS - 1.43%
            20,200 Columbia/HCA Healthcare Corp                                       -           686,800            686,800
 1.43%      62,700 Wellpoint Health Networks, Inc.*                           5,466,656                 -          5,466,656
                                                                        ----------------   ---------------     --------------
                                                                              5,466,656           686,800          6,153,456
                                                                        ----------------   ---------------     --------------
                   MINING & METALS - 1.59%
 1.59%     200,244 Alcoa, Inc                                                 5,018,475         1,038,906          6,057,381
                                                                        ----------------   ---------------     --------------
                   MOTOR VEHICLES - 3.80%
            43,300 Delphi Automotive Systems Corp                                     -           641,381            641,381
           134,000 Ford Motor Co.                                             5,708,563           530,813          6,239,376
            88,000 General Motors Corp.                                       5,010,500                 -          5,010,500
           111,300 Lear Corp.*                                                2,594,681                 -          2,594,681
                                                                        ----------------   ---------------     --------------
 3.80%                                                                       13,313,744         1,172,194         14,485,938
                                                                        ----------------   ---------------     --------------
                   OIL REFINING - 5.24%
           362,300 Conoco, Inc.                                               8,113,387           242,156          8,355,543
            90,300 Texaco, Inc.                                               4,464,206                 -          4,464,206
            96,600 USX-Marathon Group                                         2,348,588                 -          2,348,588
           115,700 Williams Companies, Inc.                                   4,830,475                 -          4,830,475
                                                                        ----------------   ---------------     --------------
 5.24%                                                                       19,756,656           242,156         19,998,812
                                                                        ----------------   ---------------     --------------
                   OIL SERVICES - 2.10%
            20,000 BJ Services Co.*(1)                                                -         1,167,500          1,167,500



                                                                                                              PRO FORMA
                                                                                                              COMBINED PACE
            COMBINED                                                        PACE             PAINEWEBBER      LARGE COMPANY
            NUMBER OF                                                 LARGE COMPANY VALUE    TAX-MANAGED      VALUE EQUITY
              SHARES                                                   EQUITY INVESTMENTS    EQUITY FUND      INVESTMENTS
       ---------------------                                          -------------------  ---------------    --------------
            18,500 Cooper Cameron Corp.*(1)                                           -         1,195,562          1,195,562
           106,500 Devon Energy Corp.                                         4,872,375                 -          4,872,375
            16,800 Halliburton Co                                                     -           774,900            774,900
                                                                        ----------------   ---------------     --------------
 2.10%                                                                        4,872,375         3,137,962          8,010,337
                                                                        ----------------   ---------------     --------------
                   OTHER INSURANCE - 2.33%
           167,400 Allstate Corp.                                             4,070,981           542,981          4,613,962
           203,800 Metlife Incorporated*(1)                                   3,859,800           420,000          4,279,800
                                                                        ----------------   ---------------     --------------
 2.33%                                                                        7,930,781           962,981          8,893,762
                                                                        ----------------   ---------------     --------------
                   PUBLISHING - 0.91%
             8,000 Dow Jones & Co., Inc                                               -           527,500            527,500
            47,100 Knight Ridder, Inc                                         1,985,963           469,125          2,455,088
            12,000 New York Times Co., Class A                                        -           494,250            494,250
                                                                        ----------------   ---------------     --------------
 0.91%                                                                        1,985,963         1,490,875          3,476,838
                                                                        ----------------   ---------------     --------------
                   RAILROADS - 0.40%
 0.40%      62,600 Burlington Northern Santa Fe Inc.                          1,529,788                 -          1,529,788
                                                                        ----------------   ---------------     --------------
                   REAL PROPERTY - 1.05%
            45,000 Kimco Realty Corp.                                         1,856,250                 -          1,856,250
            55,000 Vornado Realty Trust                                       2,151,875                 -          2,151,875
                                                                        ----------------   ---------------     --------------
 1.05%                                                                        4,008,125                 -          4,008,125
                                                                        ----------------   ---------------     --------------
                   RESTAURANTS - 0.44%
 0.44%      69,000 Tricon Global Restaurants, Inc.*                           1,668,938                 -          1,668,938
                                                                        ----------------   ---------------     --------------
                   SECURITIES & ASSET MANAGEMENT - 0.82%
            15,000 AXA Financial Inc                                                  -           573,750            573,750
            12,300 Lehman Brothers Holdings, Inc                                      -         1,382,212          1,382,212
             9,000 Merrill Lynch & Co., Inc                                           -         1,163,250          1,163,250
                                                                        ----------------   ---------------     --------------
 0.82%                                                                                -         3,119,212          3,119,212
                                                                        ----------------   ---------------     --------------
                   SEMICONDUCTOR - 0.21%
             6,400 Intel Corp                                                         -           427,200            427,200
             6,100 Texas Instruments, Inc                                             -           357,994            357,994
                                                                        ----------------   ---------------     --------------
 0.21%                                                                                -           785,194            785,194
                                                                        ----------------   ---------------     --------------
                   SPECIALTY RETAIL - 0.93%
            24,000 Circuit City Stores, Inc                                           -           550,500            550,500
            11,000 Lowe's Companies, Inc                                              -           464,062            464,062
             73600 Tiffany & Co.                                              2,520,800                 -          2,520,800
                                                                        ----------------   ---------------     --------------
 0.93%                                                                        2,520,800         1,014,562          3,535,362
                                                                        ----------------   ---------------     --------------
                   WIRELESS TELECOMMUNICATIONS - 3.56%
           216,802 Verizon Communications                                    10,189,694                 -         10,189,694
            78,900 Vodafone Group PLC, ADR*(1)                                3,402,562                 -          3,402,562
                                                                        ----------------   ---------------     --------------
 3.56%                                                                       13,592,256                 -         13,592,256
                                                                        ----------------   ---------------     --------------

97.15%             Total Common Stocks (cost- $374,113,810)                 327,993,076        42,643,423        370,636,499
                                                                        ----------------   ---------------     --------------
                                                                                                                      PRO FORMA
        COMBINED                                                                                                      COMBINED PACE
        PRINCIPAL                                                                          PACE          PAINEWEBBER  LARGE COMPANY
         AMOUNT                                                 MATURITY   INTEREST LARGE COMPANY VALUE  TAX MANAGED  VALUE EQUITY
         (000)                                                   DATES      RATES   EQUITY INVESTMENTS   EQUITY FUND  INVESTMENTS
      ------------                                            ------------------------------------------ ------------  ------------
                  U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.69%

 0.57%      2,200 Federal Home Loan Mortgage Discount Notes     08/18/00    6.390@              -          2,193,362      2,193,362
 0.13%        500 U.S. Treasury Bills                           08/17/00    5.640@         498,747                -         498,747
                                                                                     -------------      ------------  -------------
                  Total U.S. Government Agency Obligations
                  (cost - $2,692,109)                                                      498,747         2,193,362      2,692,109
                                                                                     -------------      ------------  -------------
                  REPURCHASE AGREEMENTS - 2.20%

            1,588 Repurchase Agreement dated 07/31/00 with
                    Dresdner Bank AG, collateralized by
                    $1,542,000 U.S. Treasury Bonds, 6.250%
                    due 8/15/23 (value-$1,619,947); proceeds:
                    $1,588,288                                  08/01/00    6.540               -          1,588,000      1,588,000
            5,996 Repurchase Agreement dated 07/31/00 with SG
                    Cowen Securities Group, collateralized by
                    $4,608,000U.S. Treasury Bonds, 8.875% due
                    08/15/17 (value-$6,117,120); proceeds:
                    $5,997,083                                  08/01/00    6.500        5,996,000                -       5,996,000
              804 Repurchase Agreement date 7/31/00 with State
                    Street Bank & Trust Co., collateralized by
                    $236,517 U.S. Treasury Notes, 6.625% due
                    03/31/02; (value - $242,430) and $449,247
                    U.S. Treasury Bonds, 8.125% due 8/15/19;
                    (value - $577,844); proceeds: $804,117      08/01/00    5.250          804,000                -         804,000
                                                                                     -------------      ------------  -------------
 2.20%            Total Repurchase Agreements
                    (cost - $8,388,000)                                                  6,800,000         1,588,000      8,388,000
                                                                                     -------------      ------------  -------------
100.05% Total Investments (cost - $385,193,918) - 100.05%                              335,291,823        46,424,785    381,716,608
 -0.05% Other assets (liabilities) in excess of liabilities/
        other assets - (0.05)%                                                               2,587          (194,537)      (191,950)
                                                                                      -------------      ------------  -------------
100.00% Net Assets - 100.00%                                                         $ 335,294,410      $ 46,230,248  $ 381,524,658
                                                                                     =============      ============  =============

      ------------

            *   Non-Income producing security.
            @   Interest rate shown is discount rate at date of purchase.
            (1) Security, or portion thereof, was on loan at July 31, 2000. ADS American Depositary Shares.
            ADR American Depositary Receipt.


            See accompanying notes to proforma financial statements.

PACE Large Company Value Equity Investments
PaineWebber Tax-Managed Equity Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Tax-Managed Equity Fund ("Tax-Managed Equity"), PACE Large Company Value Equity Investments ("Large Company Value") would acquire the assets of Tax-Managed Equity in exchange solely for the assumption by Large Company Value of Tax-Managed Equity's assets and liabilities and shares of Large Company Value that correspond to the outstanding shares of Tax-Managed Equity. The number of shares to be received would be based on the relative net asset value of Large Company Value's shares on the effective date of the Plan and Tax-Managed Equity will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Large Company Value and Tax-Managed Equity at July 31, 2000 and the combined results of operations of Large Company Value and Tax-Managed Equity (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will increase due to the higher fee schedule of Large Company Value. However, after anticipated savings in other expenses of the Fund, the shareholders of Tax-Managed Equity will not experience an increase in total expenses. Tax-Managed Equity currently pays Rule 12b-1 distribution or service fees; Large Company Value currently does not. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $153,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG), so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

VALUATION OF INVESTMENTS - Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
PAINEWEBBER GROWTH AND INCOME FUND
PAINEWEBBER TAX-MANAGED EQUITY FUND
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)


                                                                                                                    PRO FORMA
                                                                                                                    COMBINED PACE
                                                       PACE LARGE                                                   LARGE COMPANY
                                                     COMPANY VALUE       PW GROWTH AND      PW TAX-MANAGED          VALUE EQUITY
                                                   EQUITY INVESTMENTS     INCOME FUND         EQUITY FUND           INVESTMENTS
                                                   ------------------   ---------------     ---------------       ---------------
ASSETS
Investments in securities, at value
  (cost - $344,403,107, $863,423,243, $40,790,811
   and $1,248,617,161, respectively)                 $  335,291,823     $ 1,120,072,740       $ 46,424,785        $ 1,501,789,348
Investment of cash collateral for securities
  loaned (cost - $28,786,800, $0, $2,271,800 and
  $31,058,400 respectively)                              28,786,800                  -           2,271,800             31,058,600
Cash                                                         32,936             143,975              8,680                185,591
Receivable for investments sold                           1,478,244           3,629,195             28,190              5,135,629
Receivable for shares of beneficial interest sold           175,085              91,262                 -                 266,347
Dividends and interest receivable                           303,098           1,073,168             30,959              1,407,225
Deferred organizational expenses                              1,025                  -                  -                   1,025
Other assets                                                 46,443              76,866             37,038                160,347
                                                     --------------     ---------------       ------------        ---------------

Total assets                                            366,115,454       1,125,087,206         48,801,452          1,540,004,112
                                                     --------------     ---------------       ------------        ---------------
LIABILITIES
Payable for cash collateral for securities loaned        28,786,800                  -           2,271,800             31,058,600
Payable for investments purchased                         1,538,295                  -                  -               1,538,295
Payable for shares of beneficial interest
  repurchased                                               111,422           1,909,630            101,762              2,122,814
Payable to affiliates                                       231,826             687,616             30,810                950,252
Accrued expenses and other liabilities                      152,701             707,657            166,832              1,027,190
                                                     --------------     ---------------       ------------        ---------------

Total liabilities                                        30,821,044           3,304,903          2,571,204             36,697,151
                                                     --------------     ---------------       ------------        ---------------
NET ASSETS

Common Stock/Beneficial interest shares of $0.001
  par value outstanding - 20,507,671, 34,677,488,
  3,415,082 and 91,947,028, respectively                354,857,514         727,258,953         42,919,532          1,125,035,999
Accumulated undistributed (distributions in
  excess of) net investment income (loss)                 1,716,264            (131,367)          (300,595)             1,284,302
Accumulated net realized gains (losses) from
  investment transactions                               (12,168,084)        138,005,220         (2,022,663)           123,814,473
Net unrealized appreciation (depreciation) of
  investments                                            (9,111,284)        256,649,497          5,633,974            253,172,187
                                                     --------------     ---------------       ------------        ---------------
Net assets applicable to shares outstanding          $  335,294,410     $ 1,121,782,303       $ 46,230,248        $ 1,503,306,961
                                                     ==============     ===============       ============        ===============
  CLASS P:
Net assets                                           $  335,294,410     $            -        $         -         $   335,294,410
                                                     --------------     ---------------       ------------        ---------------
Shares outstanding                                       20,507,671                  -                  -              20,507,671
                                                     --------------     ---------------       ------------        ---------------
Net asset value and offering price per share         $        16.35     $            -        $         -         $         16.35
                                                     ==============     ===============       ============        ===============

  CLASS A:
Net assets                                           $           -      $   731,944,747       $ 12,711,482        $   744,656,230
                                                     --------------     ---------------       ------------        ---------------
Shares outstanding                                               -           22,516,039            933,197             45,545,540
                                                     --------------     ---------------       ------------        ---------------
Net asset and redemption value per share             $           -      $         32.51       $      13.62        $         16.35
                                                     ==============     ===============       ============        ===============
Maximum offering price per share (net asset value
  plus sales charge of 4.5% of offering price)       $           -      $         34.04       $      14.26        $         17.12
                                                     ==============     ===============       ============        ===============

  CLASS B:
Net assets                                           $           -      $   216,222,256       $ 20,655,968        $   236,878,224
                                                     --------------     ---------------       ------------        ---------------
Shares outstanding                                               -            6,765,936          1,529,570             14,488,224
                                                     --------------     ---------------       ------------        ---------------
Net asset value and offering price per share         $           -      $         31.96       $      13.50        $         16.35
                                                     ==============     ===============       ============        ===============

  CLASS C:
Net assets                                           $           -      $    47,106,065       $ 12,610,157        $   139,119,392
                                                     --------------     ---------------       ------------        ---------------
Shares outstanding                                               -            1,444,964            933,703              8,508,984
                                                     --------------     ---------------       ------------        ---------------
Net asset value and offering price per share         $           -      $         32.60       $      13.51        $         16.35
                                                     ==============     ===============       ============        ===============

  CLASS Y:
Net assets                                           $           -      $   126,509,235       $    252,641        $    47,358,706
                                                     --------------     ---------------       ------------        ---------------
Shares outstanding                                               -            3,950,549             18,612              2,896,609
                                                     --------------     ---------------       ------------        ---------------
Net asset value and offering price per share         $           -      $         32.02       $      13.57        $         16.35
                                                     ==============     ===============       ============        ===============


             See accompanying notes to proforma financial statements

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
PAINEWEBBER GROWTH AND INCOME FUND
PAINEWEBBER TAX-MANAGED EQUITY FUND
PROFORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)


                                                                                                                     PRO FORMA
                                                                                                                     COMBINED PACE
                                                        PACE LARGE                                                   LARGE COMPANY
                                                       COMPANY VALUE    PW GROWTH AND PW TAX-MANAGED                 VALUE EQUITY
                                                    EQUITY INVESTMENTS   INCOME FUND   EQUITY FUND   ADJUSTMENTS     INVESTMENTS
                                                    ------------------  ------------- -------------- -----------     ------------
INVESTMENT INCOME:
  Interest                                            $     517,478    $   7,337,288  $   369,940    $        -      $  8,224,707
  Dividend                                                5,821,563       12,292,359      607,113             -        18,721,036
                                                      -------------    -------------  -----------    -----------     ------------
                                                          6,339,041       19,629,648      977,054             -        26,945,743
                                                      -------------    -------------  -----------    -----------     ------------
EXPENSES:
  Investment advisory and administration                  2,800,505        8,989,472      419,843      1,312,198 (a)   13,522,018
  Shareholder distribution and servicing fees                    -         6,164,635      439,315             -         6,603,950
  Transfer agency and service                               153,350        1,093,460       29,273             -         1,276,083
  Trustees' fees                                             26,250           13,500       13,500        (27,000)(b)       26,250
  Legal and audit                                            44,674          213,090       70,235       (283,325)(b)       44,674
  Amortization of organizational expenses                    19,032               -            -              -            19,032
  Reports and notices to shareholders                        48,573          120,700       38,915       (127,692)(b)       80,496
  Federal and state registration fees                        53,991           54,106       97,916       (121,618)(b)       84,396
  Custody and accounting                                    210,038          770,526       33,587             -         1,014,152
  Other expenses                                             18,862          455,128       51,121             -           525,110
                                                      -------------    -------------  -----------    -----------     ------------
                                                          3,375,275       17,874,617    1,193,705        752,563       23,196,160
  Less: fee waivers and reimbursements from
  investment adviser                                        (16,771)              -       (24,267)    (1,183,177)(c)   (1,224,215)
                                                      -------------    -------------  -----------    -----------     ------------
  Net expenses                                            3,358,504       17,874,617    1,169,438       (430,614)      21,971,945
                                                      -------------    -------------  -----------    -----------     ------------
  Net investment income (loss)                            2,980,537        1,755,031     (192,384)       430,614        4,973,797
                                                      -------------    -------------  -----------    -----------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from investment
    transactions                                         (4,441,250)     137,531,378   (2,181,904)            -       130,908,224
  Net change in unrealized appreciation
    (depreciation) of investments                       (56,910,128)     227,228,988    4,703,436             -       175,022,296
                                                      -------------    -------------  -----------    -----------     ------------
Net realized and unrealized gains (losses)
    from investment activities                          (61,351,378)     364,760,366    2,521,532             -       305,930,520
                                                      -------------    -------------  -----------    -----------     ------------
Net increase (decrease) in net assets
    resulting from operations                         $ (58,370,841)   $ 366,515,396  $ 2,329,148    $   430,614     $310,904,317
                                                      =============    =============  ===========    ===========     ============

--------------------------
(a) Reflects increase in fees resulting from higher fee schedule, before waivers, of PACE Large Company Value Equity Investments.
(b) Reflects the anticipated savings of the merger.
(c) Reflects decrease in fees resulting from lower fee schedule, net of waivers, of PACE Large Company Value Equity Investments.


             See accompanying notes to proforma financial statements

 PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
 PAINEWEBBER GROWTH AND INCOME FUND
 PAINEWEBBER TAX-MANAGED EQUITY FUND
 PROFORMA PORTFOLIO OF INVESTMENTS
 FOR THE YEAR ENDED JULY 31, 2000 (UNAUDITED)


                                                                                                                    PRO FORMA
                                                                                                                    COMBINED PACE
   COMBINED                                                        PACE            PAINEWEBBER       PAINEWEBBER    LARGE COMPANY
   NUMBER OF                                                 LARGE COMPANY VALUE GROWTH AND INCOME   TAX-MANAGED    VALUE EQUITY
    SHARES                                                   EQUITY INVESTMENTS        FUND          EQUITY FUND    INVESTMENTS
----------------                                             ------------------- ----------------- -------------   ----------------
        COMMON STOCKS - 87.96%

        AGRICULTURE, FOOD & BEVERAGE - 0.31%
114,900 H. J. Heinz Co.                                      $      4,588,819   $             -    $          -    $      4,588,819
                                                             ----------------   ----------------   -------------   ----------------
        AIRLINES - 1.03%
 25,000 America West Holding Corp*(1)                                      -                  -          401,563            401,563
  6,100 AMR Corp*                                                          -                  -          201,681            201,681
277,300 Delta Air Lines, Inc.                                       5,030,519          9,857,025              -          14,887,544
                                                             ----------------   ----------------   -------------   ----------------
                                                                    5,030,519          9,857,025         603,244         15,490,788
                                                             ----------------   ----------------   -------------   ----------------
        ALCOHOL - 0.64%
 63,700 Anheuser-Busch Companies, Inc.                              5,127,850                 -               -           5,127,850
 79,900 Seagram Co. Ltd.                                            4,479,394                 -               -           4,479,394
                                                             ----------------   ----------------   -------------   ----------------
                                                                    9,607,244                 -               -           9,607,244
                                                             ----------------   ----------------   -------------   ----------------
        APPAREL, RETAIL - 0.36%
261,500 The Limited, Inc. (1)                                       4,498,294                 -          846,113          5,344,407
                                                             ----------------   ----------------   -------------   ----------------
        BANKS - 4.36%
 37,900 Bank One Corp.(1)                                           1,205,694                 -               -           1,205,694
574,550 Chase Manhattan Corp                                        5,033,344         22,262,485       1,252,125         28,547,954
181,800 Citigroup, Inc                                             10,732,556                 -        2,095,706         12,828,262
331,100 Fleet Boston Financial Corp                                        -          11,363,306         494,213         11,857,519
 91,100 PNC Bank Corp.                                              4,634,712                 -               -           4,634,712
108,800 Wells Fargo and Co.                                         4,494,800                 -               -           4,494,800
 45,000 Zions BanCorp                                               1,968,750                 -               -           1,968,750
                                                             ----------------   ----------------   -------------   ----------------
                                                                   28,069,856         33,625,791       3,842,044         65,537,691
                                                             ----------------   ----------------   -------------   ----------------
        CHEMICALS - 1.85%
 31,750 Air Products & Chemicals, Inc.                              1,059,656                 -               -           1,059,656
423,354 Dow Chemical Co                                                    -          12,171,428              -          12,171,428
166,500 Pharmacia Corp.                                             9,115,875                 -               -           9,115,875
122,600 Union Carbide Corp.(1)                                      5,494,013                 -               -           5,494,013
                                                             ----------------   ----------------   -------------   ----------------
                                                                   15,669,544         12,171,428              -          27,840,972
                                                             ----------------   ----------------   -------------   ----------------
        COMPUTER HARDWARE - 6.02%
313,280 Apple Computer, Inc.*                                              -          15,918,540              -          15,918,540
724,000 Cisco Systems Inc.*                                                -          47,115,000         261,750         47,376,750
189,100 Compaq Computer Corp.                                       5,306,619                 -               -           5,306,619
389,000 Dell Computer Corp.*                                               -          17,091,687              -          17,091,687
 44,000 Hewlett-Packard Co.                                         4,804,250                 -               -           4,804,250
                                                             ----------------   ----------------   -------------   ----------------
                                                                   10,110,869         80,125,227         261,750         90,497,846
                                                             ----------------   ----------------   -------------   ----------------
        COMPUTER SOFTWARE - 3.72%
120,700 Computer Associates International, Inc.                     2,994,869                 -               -           2,994,869
307,100 International Business Machines                            10,276,787         22,217,650         910,744         33,405,181
278,625 Microsoft Corp*                                                    -          18,460,170         991,337         19,451,507
                                                             ----------------   ----------------   -------------   ----------------
                                                                   13,271,656         40,677,820       1,902,081         55,851,557
                                                             ----------------   ----------------   -------------   ----------------
        CONSUMER DURABLES - 0.49%
170,477 Whirlpool Corp.                                                    -           6,714,663         647,813          7,362,476
                                                             ----------------   ----------------   -------------   ----------------
        DEFENSE AND AEROSPACE - 1.97%
330,600 Boeing Co                                                          -          15,508,500         690,900         16,199,400
 59,800 General Dynamics Corp.                                      3,374,963                 -               -           3,374,963
222,647 TRW, Inc                                                    2,103,075          7,003,375         898,750         10,005,200
                                                             ----------------   ----------------   -------------   ----------------
                                                                    5,478,038         22,511,875       1,589,650         29,579,563
                                                             ----------------   ----------------   -------------   ----------------
        DIVERSIFIED RETAIL - 2.47%
420,100 Federated Department Stores, Inc*                           1,987,562          7,880,469         240,625         10,108,656
930,500 Target Corp                                                 3,828,000         23,156,500              -          26,984,500
                                                             ----------------   ----------------   -------------   ----------------
                                                                    5,815,562         31,036,969         240,625         37,093,156
                                                             ----------------   ----------------   -------------   ----------------
        DRUGS & MEDICINE - 3.63%
 90,700 Bristol-Myers Squibb Co.                                    4,500,988                 -               -           4,500,988
594,390 Pfizer, Inc                                                        -          25,633,068              -          25,633,068
564,200 Schering-Plough Corp                                               -          24,016,569         349,819         24,366,388
                                                             ----------------   ----------------   -------------   ----------------
                                                                    4,500,988         49,649,637         349,819         54,500,444
                                                             ----------------   ----------------   -------------   ----------------
        ELECTRIC UTILITIES - 2.66%
 12,600 Constellation Energy Group, Inc                                    -                  -          419,737            419,737
181,467 Duke Energy Corp                                                   -          11,194,246              -          11,194,246
127,900 Edison International, Inc.                                  2,518,031                 -               -           2,518,031
221,000 Energy East Corp                                                   -           4,171,375              -           4,171,375
100,200 Florida Progress Corp.                                      4,909,800                 -               -           4,909,800
 52,300 FPL Group, Inc.                                             2,523,475                 -               -           2,523,475
  8,800 PECO Energy Co                                                     -                  -          375,650            375,650
  9,100 Pinnacle West Capital Group                                        -                  -          360,019            360,019
160,000 Reliant Energy, Inc.                                        5,360,000                 -               -           5,360,000
197,200 Unicom Corp                                                        -           8,097,525              -           8,097,525
                                                             ----------------   ----------------   -------------   ----------------
                                                                   15,311,306         23,463,146       1,155,406         39,929,858
                                                             ----------------   ----------------   -------------   ----------------
        ELECTRICAL EQUIPMENT - 3.86%
  6,000 Corning Inc                                                        -                  -        1,403,625          1,403,625
152,553 Honeywell, Inc                                                     -           5,129,595              -           5,129,595




                                                                                                                      PRO FORMA
                                                                                                                      COMBINED PACE
   COMBINED                                                        PACE            PAINEWEBBER       PAINEWEBBER      LARGE COMPANY
   NUMBER OF                                                 LARGE COMPANY VALUE GROWTH AND INCOME   TAX-MANAGED      VALUE EQUITY
    SHARES                                                   EQUITY INVESTMENTS        FUND          EQUITY FUND      INVESTMENTS
----------------                                             ------------------- ----------------- -------------   ----------------
412,000 Jabil Circuit, Inc*                                                -          20,625,750              -          20,625,750
128,400 Johnson Controls, Inc                                              -           6,149,400         519,375          6,668,775
731,228 Motorola, Inc                                               4,598,994         18,704,382         872,850         24,176,226
                                                             ----------------   ----------------   -------------   ----------------
                                                                    4,598,994         50,609,127       2,795,850         58,003,971
                                                             ----------------   ----------------   -------------   ----------------
        ELECTRICAL POWER - 1.18%
148,233 Emerson Electric Co                                                -           8,440,853         610,625          9,051,478
 26,219 Koninklijke (Royal) Philips Electronics N.V.*                 113,332                 -        1,078,500          1,191,832
157,700 Koninklijke (Royal) Philips Electronics N.V., ADR*(1)       7,086,644                 -               -           7,086,644
 10,000 Rockwell International Corp                                        -                  -          350,625            350,625
                                                             ----------------   ----------------   -------------   ----------------
                                                                    7,199,976          8,440,853       2,039,750         17,680,579
                                                             ----------------   ----------------   -------------   ----------------
        ENERGY RESERVES & PRODUCTION - 6.99%
 96,300 Apache Corp.(1)                                             4,790,925                 -               -           4,790,925
 39,500 Burlington Resources, Inc.(1)                               1,288,687                 -               -           1,288,687
249,131 Chevron Corp                                                       -          19,499,649         181,700         19,681,349
314,385 El Paso Energy Corp                                                -          15,208,374              -          15,208,374
337,083 Exxon Mobil Corp                                                   -          25,593,760       1,372,880         26,966,640
194,661 Phillips Petroleum Co                                              -           9,464,387         426,825          9,891,212
354,200 Royal Dutch Petroleum Co., ADR                                     -          19,892,375         739,775         20,632,150
249,990 Tosco Corp                                                         -           5,824,435         800,300          6,624,735
                                                             ----------------   ----------------   -------------   ----------------
                                                                    6,079,612         95,482,980       3,521,480        105,084,072
                                                             ----------------   ----------------   -------------   ----------------
        ENERGY SOURCES - 0.71%
132,800 Exxon Mobil Corp.                                          10,624,000                 -               -          10,624,000
                                                             ----------------   ----------------   -------------   ----------------
        ENTERTAINMENT - 1.23%
278,995 Viacom, Inc., Class B*                                             -          17,440,188       1,060,668         18,500,856
                                                             ----------------   ----------------   -------------   ----------------
        FINANCIAL SERVICES - 4.94%
174,650 Associates First Capital Corp.                              4,573,647                 -               -           4,573,647
329,538 Citigroup, Inc                                                     -          23,253,025              -          23,253,025
224,600 Federal Home Loan Mortgage Corp                                    -           8,494,837         362,825          8,857,662
 95,150 Federal National Mortgage Association                       4,745,606                 -               -           4,745,606
 77,200 Household International, Inc.                               3,440,225                 -               -           3,440,225
254,400 General Electric Co                                                -          13,085,700              -          13,085,700
315,543 MBNA Corp                                                          -           9,863,748         667,500         10,531,248
 57,075 Providian Financial Corp                                           -           5,818,083              -           5,818,083
                                                             ----------------   ----------------   -------------   ----------------
                                                                   12,759,478         60,515,393       1,030,325         74,305,196
                                                             ----------------   ----------------   -------------   ----------------
        FOREST PRODUCTS, PAPER - 1.77%
 68,200 Kimberly Clark Corp.                                        3,917,237                 -               -           3,917,237
138,900 International Paper Co                                             -           4,522,000         200,600          4,722,600
393,714 Weyerhaeuser Co                                             3,088,475         14,063,252         836,081         17,987,808
                                                             ----------------   ----------------   -------------   ----------------
                                                                    7,005,712         18,585,252       1,036,681         26,627,645
                                                             ----------------   ----------------   -------------   ----------------
        FREIGHT, AIR, SEA & LAND - 0.31%
 80,100 United Parcel Service, Inc.                                 4,705,875                 -               -           4,705,875
                                                             ----------------   ----------------   -------------   ----------------
        HEAVY MACHINERY - 0.32%
124,700 Deere & Co.(1)                                              4,808,744                 -               -           4,808,744
                                                             ----------------   ----------------   -------------   ----------------
        HOTELS - 0.17%
 75,600 Starwood Hotels & Resorts Worldwide, Inc.(1)                2,579,850                 -               -           2,579,850
                                                             ----------------   ----------------   -------------   ----------------
        HOUSEHOLD PRODUCTS - 0.44%
120,600 Avon Products, Inc.(1)                                      4,786,312                 -               -           4,786,312
 68,850 Newell Rubbermaid, Inc.                                     1,854,647                 -               -           1,854,647
                                                             ----------------   ----------------   -------------   ----------------
                                                                    6,640,959                 -               -           6,640,959
                                                             ----------------   ----------------   -------------   ----------------
        INDUSTRIAL PARTS - 3.01%
156,666 Ingersoll Rand Co                                                  -           6,149,140              -           6,149,140
213,800 Mettler Toledo International Inc.*                                 -           7,261,650       1,397,250          8,658,900
521,706 United Technologies Corp                                           -          29,269,225       1,185,363         30,454,588
                                                             ----------------   ----------------   -------------   ----------------
                                                                           -          42,680,015       2,582,613         45,262,628
                                                             ----------------   ----------------   -------------   ----------------
        INDUSTRIAL SERVICES & SUPPLIES - 1.32%
371,400 Tyco International, Ltd.                                    3,424,000         16,445,900              -          19,869,900
                                                             ----------------   ----------------   -------------   ----------------
        INFORMATION & COMPUTER SERVICES - 1.28%
180,900 America Online Inc*                                                -           9,644,231              -           9,644,231
141,200 AMR Corp*                                                          -           4,668,425              -           4,668,425
 26,000 Comdisco Inc                                                       -                  -          672,750            672,750
 84,200 Electronic Data Systems Corp.                               3,620,600                 -               -           3,620,600
 14,800 First Data Corp                                                    -                  -          681,725            681,725
                                                             ----------------   ----------------   -------------   ----------------
                                                                    3,620,600         14,312,656       1,354,475         19,287,731
                                                             ----------------   ----------------   -------------   ----------------
        LEISURE - 0.07%
 18,000 Eastman Kodak Co                                                   -                  -          987,750            987,750
                                                             ----------------   ----------------   -------------   ----------------
        LIFE INSURANCE - 0.16%
 44,650 Aetna Life & Casualty Co.                                   2,478,075                 -               -           2,478,075
                                                             ----------------   ----------------   -------------   ----------------
        LONG DISTANCE & PHONE COMPANIES - 2.07%
157,900 AT&T Corp.                                                  4,885,031                 -               -           4,885,031
454,200 MCI Worldcom Inc*                                           4,675,781         13,066,406              -          17,742,187
 80,642 Qwest Communications International Inc.*                    3,785,134                 -               -           3,785,134
110,600 SBC Communications, Inc.                                    4,707,413                 -               -           4,707,413
                                                             ----------------   ----------------   -------------   ----------------
                                                                   18,053,359         13,066,406              -          31,119,765
                                                             ----------------   ----------------   -------------   ----------------
        MEDIA - 1.72%
 35,600 AMFM Inc.*                                                  2,543,175                 -               -           2,543,175




                                                                                                                     PRO FORMA
                                                                                                                     COMBINED PACE
   COMBINED                                                        PACE            PAINEWEBBER       PAINEWEBBER     LARGE COMPANY
   NUMBER OF                                                 LARGE COMPANY VALUE GROWTH AND INCOME   TAX-MANAGED     VALUE EQUITY
    SHARES                                                   EQUITY INVESTMENTS        FUND          EQUITY FUND     INVESTMENTS
----------------                                             ------------------- ----------------- -------------   ----------------
271,858 Comcast Corp., Class A*                                            -           9,247,420              -           9,247,420
141,700 Fox Entertainment Group Inc.*                               4,339,563                 -               -           4,339,563
132,200 The Walt Disney Co.                                         5,114,487                 -               -           5,114,487
 61,000 Time Warner, Inc.                                           4,677,937                 -               -           4,677,937
                                                             ----------------   ----------------   -------------   ----------------
                                                                   16,675,162          9,247,420              -          25,922,582
                                                             ----------------   ----------------   -------------   ----------------
        MEDICAL PRODUCTS - 1.73%
 92,000 Abbott Laboratories                                         3,829,500                 -               -           3,829,500
 22,150 Bausch & Lomb, Inc.                                         1,377,453                 -               -           1,377,453
226,975 Baxter International, Inc                                   5,442,500         11,683,881         520,925         17,647,306
 97,900 Becton, Dickinson & Co.                                     2,471,975                 -               -           2,471,975
   6700 Johnson & Johnson                                                  -                  -          623,519            623,519
                                                             ----------------   ----------------   -------------   ----------------
                                                                   13,121,428         11,683,881       1,144,444         25,949,753
                                                             ----------------   ----------------   -------------   ----------------
        MEDICAL PROVIDERS - 0.41%
 20,200 Columbia/HCA Healthcare Corp                                       -                  -          686,800            686,800
 62,700 Wellpoint Health Networks, Inc.*                            5,466,656                 -               -           5,466,656
                                                             ----------------   ----------------   -------------   ----------------
                                                                    5,466,656                 -          686,800          6,153,456
                                                             ----------------   ----------------   -------------   ----------------
        MINING & METALS - 1.32%
656,448 Alcoa, Inc                                                  5,018,475         13,800,171       1,038,906         19,857,552
                                                             ----------------   ----------------   -------------   ----------------
        MOTOR VEHICLES - 2.92%
142,600 Borg Warner Automotive, Inc                                        -           4,839,488              -           4,839,488
150,935 Delphi Automotive Systems Corp                                     -           1,594,343         641,381          2,235,724
626,000 Ford Motor Co.                                              5,708,563         22,908,750         530,813         29,148,126
 88,000 General Motors Corp.                                        5,010,500                 -               -           5,010,500
111,300 Lear Corp.*                                                 2,594,681                 -               -           2,594,681
                                                             ----------------   ----------------   -------------   ----------------
                                                                   13,313,744         29,342,581       1,172,194         43,828,519
                                                             ----------------   ----------------   -------------   ----------------
        OIL REFINING - 1.69%
595,800 Conoco, Inc.                                                8,113,387          5,385,094         242,156         13,740,637
 90,300 Texaco, Inc.                                                4,464,206                 -               -           4,464,206
 96,600 USX-Marathon Group                                          2,348,588                 -               -           2,348,588
115,700 Williams Companies, Inc.                                    4,830,475                 -               -           4,830,475
                                                             ----------------   ----------------   -------------   ----------------
                                                                   19,756,656          5,385,094         242,156         25,383,906
                                                             ----------------   ----------------   -------------   ----------------
        OIL SERVICES - 2.06%
 20,000 BJ Services Co.*(1)                                                -                  -        1,167,500          1,167,500
 18,500 Cooper Cameron Corp.*(1)                                           -                  -        1,195,562          1,195,562
106,500 Devon Energy Corp.                                          4,872,375                 -               -           4,872,375
391,686 Halliburton Co                                                     -          17,291,617         774,900         18,066,517
115,800 Transocean Sedco Forex, Inc                                        -           5,732,100              -           5,732,100
                                                             ----------------   ----------------   -------------   ----------------
                                                                    4,872,375         23,023,717       3,137,962         31,034,054
                                                             ----------------   ----------------   -------------   ----------------
        OTHER INSURANCE - 1.84%
167,400 Allstate Corp.                                              4,070,981                 -          542,981          4,613,962
205,032 Ambac Financial Group, Inc.                                        -          13,211,749              -          13,211,749
468,300 Metlife Incorporated*(1)                                    3,859,800          5,554,500         420,000          9,834,300
                                                             ----------------   ----------------   -------------   ----------------
                                                                    7,930,781         18,766,249         962,981         27,660,011
                                                             ----------------   ----------------   -------------   ----------------
        PUBLISHING - 1.78%
  8,000 Dow Jones & Co., Inc                                               -                  -          527,500            527,500
341,561 Knight Ridder, Inc                                          1,985,963         15,348,779         469,125         17,803,867
205,711 New York Times Co., Class A                                        -           7,978,472         494,250          8,472,722
                                                             ----------------   ----------------   -------------   ----------------
                                                                    1,985,963         23,327,251       1,490,875         26,804,089
                                                             ----------------   ----------------   -------------   ----------------
        RAILROADS - 0.10%
 62,600 Burlington Northern Santa Fe Inc.                           1,529,788                 -               -           1,529,788
                                                             ----------------   ----------------   -------------   ----------------
        REAL PROPERTY - 0.27%
 45,000 Kimco Realty Corp.                                          1,856,250                 -               -           1,856,250
 55,000 Vornado Realty Trust                                        2,151,875                 -               -           2,151,875
                                                             ----------------   ----------------   -------------   ----------------
                                                                    4,008,125                 -               -           4,008,125
                                                             ----------------   ----------------   -------------   ----------------
        RESTAURANTS - 0.11%
 69,000 Tricon Global Restaurants, Inc.*                            1,668,938                 -               -           1,668,938
                                                             ----------------   ----------------   -------------   ----------------
        SECURITIES & ASSET MANAGEMENT - 4.28%
396,218 AXA Financial Inc                                                  -          14,581,588         573,750         15,155,338
 12,300 Lehman Brothers Holdings, Inc                                      -                  -        1,382,212          1,382,212
158,000 Merrill Lynch & Co., Inc                                           -          19,258,250       1,163,250         20,421,500
300,000 Morgan Stanley Dean Witter & Co                                    -          27,375,000              -          27,375,000
                                                             ----------------   ----------------   -------------   ----------------
                                                                           -          61,214,838       3,119,212         64,334,050
                                                             ----------------   ----------------   -------------   ----------------
        SEMICONDUCTOR - 5.31%
257,048 Applied Materials, Inc*                                            -          19,503,517              -          19,503,517
200,120 Atmel Corp*                                                        -           5,991,093              -           5,991,093
310,358 Intel Corp                                                         -          20,289,196         427,200         20,716,396
173,977 JDS Uniphase Corp*                                                 -          20,551,033              -          20,551,033
147,100 Texas Instruments, Inc                                             -           8,274,938         357,994          8,632,932
 73,773 Vitesse Semiconductor Corp*                                        -           4,398,715              -           4,398,715
                                                             ----------------   ----------------   -------------   ----------------
                                                                           -          79,008,492         785,194         79,793,686
                                                             ----------------   ----------------   -------------   ----------------
        SPECIALTY RETAIL - 1.47%
245,903 Circuit City Stores, Inc                                           -           5,089,900         550,500          5,640,400
260,397 Home Depot, Inc                                                    -          13,475,545              -          13,475,545
 11,000 Lowe's Companies, Inc                                                                            464,062            464,062
 73,600 Tiffany & Co.                                               2,520,800                 -               -           2,520,800
                                                             ----------------   ----------------   -------------   ----------------
                                                                    2,520,800         18,565,445       1,014,562         22,100,807
                                                             ----------------   ----------------   -------------   ----------------
        WIRELESS TELECOMMUNICATIONS - 1.63%




                                                                                                                     PRO FORMA
                                                                                                                     COMBINED PACE
   COMBINED                                                        PACE            PAINEWEBBER       PAINEWEBBER     LARGE COMPANY
   NUMBER OF                                                 LARGE COMPANY VALUE GROWTH AND INCOME   TAX-MANAGED     VALUE EQUITY
    SHARES                                                   EQUITY INVESTMENTS        FUND          EQUITY FUND     INVESTMENTS
----------------                                             ------------------- ----------------- -------------   ----------------
196,000 Nextel Communications, Inc.*                                       -          10,963,750              -          10,963,750
216,802 Verizon Communications                                     10,189,694                 -               -          10,189,694
 78,900 Vodafone Group PLC, ADR*(1)                                 3,402,562                 -               -           3,402,562
                                                             ----------------   ----------------   -------------   ----------------
                                                                   13,592,256         10,963,750              -          24,556,006
                                                             ----------------   ----------------   -------------   ----------------


        Total Common Stocks (cost - $1,072,137,548)               327,993,076        951,741,240      42,643,423      1,322,377,739
                                                             ----------------   ----------------   -------------   ----------------


                                                                                                                      PRO FORMA
   COMBINED                                                                                                           COMBINED PACE
   PRINCIPAL                                                              PACE             PAINEWEBBER    PAINEWEBBER LARGE COMPANY
    AMOUNT                                       MATURITY INTEREST  LARGE COMPANY VALUE GROWTH AND INCOME TAX-MANAGED VALUE EQUITY
     (000)                                        DATES     RATES    EQUITY INVESTMENTS       FUND        EQUITY FUND INVESTMENTS
----------------                                 -------- -------- -------------------- ----------------- ----------- --------------
         CONVERTIBLE BOND - 1.26%

         FINANCIAL SERVICES - 1.26%
$ 16,100 Bell Atlantic Financial Services
              Inc. (cost - $15,985,505)          09/15/05  4.250%                    -         18,917,500          -      18,917,500
                                                                   -------------------- ----------------- ----------- --------------
         SHORT TERM INVESTMENT - 6.80%

         THRIFT - 6.65%
 100,000 Federal Home Loan Mortgage
              Discount Notes                     08/01/00  6.390                     -        100,000,000          -     100,000,000
                                                                   -------------------- ----------------- ----------- --------------
         U.S. AGENCY SECURITIES - 0.15%
   2,200 Federal Home Loan Mortgage
              Discount Notes                     08/18/00  6.390                     -                 -    2,193,362      2,193,362
                                                                   -------------------- ----------------- ----------- --------------
         Total Short Term Investment
              (cost - $102,193,362)                                                  -        100,000,000   2,193,362    102,193,362
                                                                   -------------------- ----------------- ----------- --------------
         U.S. GOVERNMENT OBLIGATION - 0.03%

     500 U.S. Treasury Bills (cost - $498,747)   08/17/00  5.640@               498,747                -           -         498,747
                                                                   -------------------- ----------------- ----------- --------------
         REPURCHASE AGREEMENTS - 3.84%

   1,588 Repurchase Agreement dated 07/31/00
              with Dresdner Bank AG,
              collateralized by $1,542,000 U.S.
              Treasury Bonds, 6.25% due 8/15/23
              (value-$1,619,947); proceeds:
              $1,588,288                         08/01/00  6.540                     -                 -    1,588,000      1,588,000
  49,414 Repurchase Agreement dated 7/31/00
              with SG Warburg, collateralized
              by $49,354,000 U.S. Treasury
              Bonds, 6% due 2/15/26
              (value-$50,402,773); proceeds:
              $49,422,922                        08/01/00  6.500                     -         49,414,000          -      49,414,000
   5,996 Repurchase Agreement dated 07/31/00
              with SG Cowen Securites Group,
              collateralized by $4,608,000 U.S.
              Treasury Bonds, 8.875% due 08/15/17
              (value-$6,117,120); proceeds:
              $5,997,083                         08/01/00  6.500              5,996,000                -           -       5,996,000
     804 Repurchase Agreement date 7/31/00
              with State Street Bank & Trust Co.,
              collateralized by $236,517 U.S.
              Treasury Notes, 6.625% due 03/31/02;
              (value - $242,430) and $566,373
              U.S. Treasury  Bonds; 8.125%
              due 08/15/19; (value - $577,844);
              proceeds: $804,117                 08/01/00  5.250                804,000                -           -         804,000
                                                                   -------------------- ----------------- ----------- --------------
         Total Repurchase Agreements
             (cost - $57,802,000)                                             6,800,000        49,414,000   1,588,000     57,802,000
                                                                   -------------------- ----------------- ----------- --------------
         Total Investments
             (cost - $1,248,617,161) - 99.90%                               335,291,823     1,120,072,740  46,424,785  1,501,789,348
         Other assets (liabilities) in excess of
              liabilities/other assets - 0.10%                                    2,587         1,709,563    (194,537)     1,517,613
                                                                   -------------------- ----------------- ----------- --------------
         Net Assets - 100.00%                                             $ 335,294,410   $ 1,121,782,303 $46,230,248 $1,503,306,961
                                                                   ==================== ================= =========== ==============

---------
*     Non-Income producing security.
(1)   Security, or portion thereof, was on loan at July 31, 2000.
@     Interest rate shown is discounted rate at date of purchase.
ADS   American Depositary Shares.
ADR   American Depositary Receipt.

            See accompanying notes to proforma financial statements.

PACE Large Company Value Equity Investments
PaineWebber Growth & Income Fund
PaineWebber Tax-Managed Equity Fund
Notes to Pro Forma Financial Statements
For the year ended July 31, 2000 (unaudited)


Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization and Termination ("Plan") by the shareholders of PaineWebber Growth & Income Fund ("Growth & Income") and PaineWebber Tax-Managed Equity Fund ("Tax-Managed"), PACE Large Company Value Equity Investments ("Large Company Value") would acquire the assets of Growth & Income and Tax-Managed in exchange solely for the assumption by Large Company Value of Growth & Income's and Tax-Managed's assets and liabilities and shares of Large Company Value that correspond to the outstanding shares of Growth & Income and Tax-Managed. The number of shares to be received would be based on the relative net asset value of Large Company Value's shares on the effective date of the Plan and Growth & Income and Tax-Managed will be terminated as soon as practicable thereafter.

The pro forma financial statements reflect the financial position of Large Company Value, Growth & Income and Tax-Managed at July 31, 2000 and the combined results of operations of Large Company Value, Growth & Income and Tax-Managed (each a "Fund" and, collectively, the "Funds") for the year ended July 31, 2000.

As a result of the Plan, the investment advisory and administration fee will increase due to the higher fee schedule of Large Company Value. However, after anticipated savings in other expenses of the Fund (due to the elimination of duplicative expenses and increased asset size) coupled with the management fee waiver, the total expenses of each class of shares of both Funds will be no higher than their current total expenses. Growth & Income and Tax-Managed currently pay Rule 12b-1 distribution or service fees; Large Company Value currently does not. In addition, the pro forma statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. The cost of approximately $488,000 associated with the Reorganization will be paid by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated (a wholly owned indirect subsidiary of UBS AG) so that each Fund bears no expenses of the Reorganization. These costs are not included in the pro forma statement of operations.

The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred August 1, 1999. The pro forma financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

Significant Accounting Policies:

The Funds' financial statements are prepared in accordance with generally accepted accounting principles that require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Funds.

VALUATION OF INVESTMENTS - Each Fund calculates its net asset value based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, or by the Fund's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Each Fund's investments are valued using the amortized cost method of valuation.

                            PART C. OTHER INFORMATION


Item 15. INDEMNIFICATION

         Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

         Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

         Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.

         Section 6 of the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.

         Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

         Section 9 of the Dealer Agreement contains provisions similar to
Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

         Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS


         (1)      (a)      Certificate of Business Trust effective
                           September 9, 1994 1/

                  (b)      Amended and Restated Trust Instrument 2/

         (2)      Amended and Restated By-Laws 2/

         (3)      Copies of any voting trust agreement - none

         (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy
                  Statement/Prospectus as Appendix A thereto and incorporated by reference.

         (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

         (6)      (a)      Investment Management and Administration Agreement 4/

                  (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/

                  (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/

                  (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/

                  (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/

                  (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/

                  (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/

                  (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/

                  (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/

                  (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/

                  (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/

                  (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/

                  (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/

                  (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/

                  (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/

                  (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/

                  (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/

         (7)      (a)      Distribution Contract 2/

                  (b)      Dealer Agreement 2/

         (8)      Bonus, profit sharing or pension plans - none

         (9)      Custodian Agreement 1/

         (10)     Plan pursuant to Rule 12b-1

                  (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/

                  (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/

                  (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/

                  (d)      Plan pursuant to Rule 18f-3 7/

         (11) Opinion and consent of Counsel on legality of shares (filed herewith)

         (12)     Opinion and consent of Counsel on tax matters (to be filed)

         (13)     Transfer Agency Agreement 8/

         (14)     Auditors' consent (filed herewith)

         (15)     Financial Statements omitted from prospectus - none

         (16)     (a)      Powers of Attorney for Ms. Alexander and Messrs.
                           Beaubien, Bewkes, Hewitt, Janklow, White and Woodward
                           9/

                  (b)      Power of Attorney for Mr. Storms 10/

         (17)     Additional Exhibits - none

         -----------------

1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49052, filed November 1, 2000.

3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49850, filed November 13, 2000.

8/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-50238, filed November 17, 2000.


Item 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 4th day of December, 2000.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                     By:      /s/ Dianne E. O'Donnell
                              -----------------------
                              Dianne E. O'Donnell
                              Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                 Title                                      Date
---------                                 -----                                      ----
/s/ Brian M. Storms                       President and Trustee                      December 4, 2000
-------------------                       (Chief Executive Officer)
Brian M. Storms **

/s/ David J. Beaubien                     Trustee and Chairman                       December 4, 2000
---------------------                     of the Board of Trustees
David J. Beaubien *

/s/ Margo N. Alexander                    Trustee                                    December 4, 2000
----------------------
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.                Trustee                                    December 4, 2000
--------------------------
E. Garrett Bewkes, Jr. *

/s/ William W. Hewitt, Jr.                Trustee                                    December 4, 2000
--------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow                     Trustee                                    December 4, 2000
---------------------
Morton L. Janklow *

/s/ William D. White                      Trustee                                    December 4, 2000
--------------------
William D. White *

/s/ M. Cabell Woodward, Jr.               Trustee                                    December 4, 2000
---------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert                      Vice President and Treasurer (Chief        December 4, 2000
--------------------                      Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed September 29, 2000.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit 16(b) to Registrant's Registration Statement on Form N-14, SEC File No. 333-50238, filed November 17, 2000.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
------

         (1)      (a)      Certificate of Business Trust effective
                           September 9, 1994 1/

                  (b)      Amended and Restated Trust Instrument 2/

         (2)      Amended and Restated By-Laws 2/

         (3)      Copies of any voting trust agreement - none

         (4) A copy of the Agreement and Plan of Reorganization and Termination is included in the Combined Proxy
                  Statement/Prospectus as Appendix A thereto and incorporated by reference.

         (5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

         (6)      (a)      Investment Management and Administration Agreement 4/

                  (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/

                  (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/

                  (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/

                  (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/

                  (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/

                  (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/

                  (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/

                  (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/

                  (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/

                  (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/

                  (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/

                  (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/

                  (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/

                  (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 5/

                  (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 6/

                  (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/

         (7)      (a)      Distribution Contract 2/

                  (b)      Dealer Agreement 2/

         (8)      Bonus, profit sharing or pension plans - none

         (9)      Custodian Agreement 1/

         (10)     Plan pursuant to Rule 12b-1

                  (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/

                  (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/

                  (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/

                  (d)      Plan pursuant to Rule 18f-3 7/

         (11) Opinion and consent of Counsel on legality of shares (filed herewith)

         (12)     Opinion and consent of Counsel on tax matters (to be filed)

         (13)     Transfer Agency Agreement 8/

         (14)     Auditors' consent (filed herewith)

         (15)     Financial Statements omitted from prospectus - none

         (16)     (a)      Powers of Attorney for Ms. Alexander and Messrs.
                           Beaubien, Bewkes, Hewitt, Janklow, White and Woodward
                           9/

                  (b)      Power of Attorney for Mr. Storms 10/

         (17)     Additional Exhibits - none

         -----------------

1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.

2/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49052, filed November 1, 2000.

3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.

5/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.

6/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 33-87254, filed November 9, 2000.

7/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-49850, filed November 13, 2000.

8/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.

9/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 33-87254, filed September 29, 2000.

10/ Incorporated by reference from Registrant's N-14 registration statement, SEC File No. 333-50238, filed November 17, 2000.